AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York For the Years Ended December 31, 2024, 2023 and 2022 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 10, 2025

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

	December 31,
(in millions)	2024	2023
Admitted assets
Cash and invested assets:
Bonds	$6,284	$6,116
Stocks:
Preferred stocks	15	17
Common stocks	26	82
Mortgage loans on real estate	546	588
Real estate:
Investment properties	163	247
Cash, cash equivalents and short-term investments	28	54
Policy loans	217	194
Derivatives	353	341
Receivable for collateral on derivatives	7	—
Receivable for securities	1	—
Other invested assets	629	731

Total cash and invested assets	8,269	8,370
Investment income due and accrued	81	77
Premiums due	5	4
Amounts recoverable from reinsurers	33	37
Funds held by or deposited with reinsured companies	678	703
Net deferred tax asset	94	92
Other reinsurance receivable	21	30
Amounts due from affiliates	469	324
Other assets	15	6
Assets held in separate accounts	8,460	8,024

Total admitted assets	18,125	17,667

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

	December 31,
(in millions)	2024	2023
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,426	$6,538
Policyholders’ and beneficiaries’ funds	190	197
Dividends payable to policyholders	13	10
Policy benefits in process of payment	24	28
Other amount payable on reinsurance	50	56
Other policy obligations	1	—

Total policy and contract obligations	6,704	6,829
Payable to parent and affiliates	12	18
Transfers to (from) separate account due or accrued, net	(12)	(13)
Asset valuation reserve	89	179
Reinsurance in unauthorized companies	91	40
Funds withheld from unauthorized reinsurers	284	314
Interest maintenance reserve	507	531
Current federal income taxes payable	31	5
Derivatives	250	208
Payables for collateral on derivatives	66	61
Payables for securities	16	2
Other general account obligations	70	58
Obligations related to separate accounts	8,460	8,024

Total liabilities	16,568	16,256
Capital and surplus:
Common stock (par value $ 1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2024 and 2023)	2	2
Paid-in surplus	913	913
Unassigned surplus	642	496

Total capital and surplus	1,557	1,411

Total liabilities and capital and surplus	18,125	17,667

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2024	2023	2022
Premiums and other revenues:
Life and annuity premiums, net	$907	$919	$(223)
Consideration for supplementary contracts with life contingencies	16	16	8
Net investment income	358	332	353
Amortization of interest maintenance reserve	22	21	23
Commissions and expense allowance on reinsurance ceded	27	28	(40)
Reserve adjustment on reinsurance ceded	(146)	(116)	1,128
Separate account administrative and contract fees	98	94	97
Other revenue	24	29	26

Total premiums and other revenues	1,306	1,323	1,372
Benefits paid or provided:
Death, surrender and other contract benefits, net	1,359	1,357	1,347
Annuity benefits	96	94	134
Disability benefits	2	2	1
Interest and adjustments on policy or deposit-type funds	5	2	7
Payments on supplementary contracts with life contingencies	9	7	7
Increase (decrease) in life and annuity reserves	(110)	(64)	3

Total benefits paid or provided	1,361	1,398	1,499
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	49	49	53
General expenses	35	39	38
Insurance taxes, licenses and fees	12	12	15
Net transfers to (from) separate accounts	(537)	(426)	(262)
Investment income ceded	32	50	15
Other (income) deductions	(67)	(102)	(197)

Total insurance expenses and other deductions	(476)	(378)	(338)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	421	303	211
Dividends to policyholders	15	14	11

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	406	289	200
Federal income tax expense (benefit)	11	(32)	29

Income (loss) from operations before net realized capital gains (losses)	395	321	171
Net realized capital gains (losses)	(94)	(22)	42

Net income (loss)	$301	$299	$213

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balances at January 1, 2022	$2	$913	$405	$1,320
Net income (loss)			213	213
Change in net unrealized capital gains (losses)			(141)	(141)
Change in net deferred income tax			(8)	(8)
Decrease (increase) in non-admitted assets			(17)	(17)
Change in liability for reinsurance in unauthorized companies			(87)	(87)
Decrease (increase) in asset valuation reserves			11	11
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			30	30

Balances at December 31, 2022	2	913	306	1,221
Net income (loss)			299	299
Change in net unrealized capital gains (losses)			(40)	(40)
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			(3)	(3)
Change in liability for reinsurance in unauthorized companies			70	70
Decrease (increase) in asset valuation reserves			8	8
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(6)	(6)

Balances at December 31, 2023	2	913	496	1,411
Net income (loss)			301	301
Change in net unrealized capital gains (losses)			(71)	(71)
Change in net deferred income tax			(14)	(14)
Decrease (increase) in non-admitted assets			(3)	(3)
Change in liability for reinsurance in unauthorized companies			(51)	(51)
Decrease (increase) in asset valuation reserves			90	90
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(6)	(6)

Balances at December 31, 2024	2	913	642	1,557

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOW

	Years Ended December 31,
(in millions)	2024	2023	2022
Operations
Premiums and other considerations collected, net of reinsurance	$922	$936	$937
Net investment income received	360	330	371
Separate account fees	98	94	97
Commissions and expenses allowance on reinsurance ceded	21	22	(10)
Miscellaneous income	50	43	41
Benefits and losses paid	(1,621)	(1,595)	(1,481)
Net transfers from (to) separate accounts	539	428	265
Commissions and expenses (paid) recovered	(56)	(14)	73
Dividends paid to policyholders	(12)	(9)	(12)
Federal and foreign income and capital gain taxes (paid) recovered	(9)	(15)	(26)

Net cash provided by operating activities	292	220	255
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	270	482	1,438
Stocks	52	10	3
Mortgage loans on real estate	71	56	87
Other invested assets	93	73	107
Derivatives	—	11	76

Total investment proceeds	486	632	1,711
Cost of investments acquired:
Bonds	441	436	1,847
Stocks	4	24	—
Mortgage loans on real estate	32	21	52
Real estate	10	10	10
Other invested assets	20	50	26

Total cost of investments acquired	507	541	1,935
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	11	(48)	80
Net (increase) decrease in policy loans	(23)	(56)	(3)

Net cash provided by (used in) investment activities	(33)	(13)	(147)
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(12)	(11)
Repurchase Agreements	(16)	(31)	31
Dividend paid to parent	(100)	(100)	(100)
Other cash provided (applied)	(162)	(83)	28

Net cash provided by (used in) financing and miscellaneous activities	(285)	(226)	(52)
Net increase (decrease) in cash, cash equivalents and short-term investments	(26)	(19)	56
Cash, cash equivalents and short-term investments at beginning of year	54	73	17

Cash, cash equivalents and short-term investments at end of year	$28	$54	$73

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Under a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered other-than-temporary when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (e.g., collateralized mortgage obligations) are adjusted for changes in prepayment assumptions on the related accretion of discounts or amortization of premiums using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and those with NAIC designations of 3-6, which are valued using the prospective method. If a decline in fair value is determined to be other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, with significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, with no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first-in, first-out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate the Company intends to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet hedge accounting criteria are accounted for consistently with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments entered into for other hedging purposes, known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) carried based on the underlying audited GAAP equity, except for affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, generally on a three- month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2024, 2023, and 2022, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent of Financial Services.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•	At December 31, 2024 and 2023, the Company held reserves of $400 million and $600 million, respectively, as a result of asset adequacy testing (“AAT”).

•	Reserves for most individual life insurance policies, written prior to 2021, are determined based on prescribed interest rates, mortality tables and valuation methods.

•

Reserves for individual life insurance policies, written since January 1, 2021, and as well as certain term policies written prior to that date, and reserves for all variable annuities are determined using principle-base reserve (“PBR”) methods and assumptions as defined in NY Insurance Regulation 213 (“Reg 213”).

•	Reserves for other annuity and supplementary contracts with life contingency, are determined based on prescribed interest rates, mortality tables and valuation methods.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2024 and 2023. Reserves at December 31, 2024 and 2023 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Funds held by or deposited with reinsured companies: Under certain reinsurance agreements, the Company allows the ceding insurer to retain funds that would otherwise be remitted to the Company. These arrangements are designed to secure the ceding company’s obligations. Interest accrues on the funds held by or deposited with reinsurer at rates specified in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements Operations. The Company assesses the creditworthiness of ceding insurers and monitors the collectability of these assets, establishing guidance based on admissibility for uncollectible amounts when necessary.

Funds held under coinsurance: Under certain reinsurance agreements, the Company retains funds that would otherwise be remitted to the reinsurer. These arrangements allow the Company to secure obligations due from the reinsurer. Interest accrues on the funds held under coinsurance in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company evaluates the creditworthiness of reinsurers and assesses the collectability of any associated receivables, establishing guidance based on admissibility for uncollectible amounts when necessary.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income, and realized investment and other gains (losses), which were ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of the effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 13% and 13% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2024 and 2023, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole life, term life, universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Premium deficiency reserves: The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2024 and 2023.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed based on past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported in income unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method with estimates of future mortality, morbidity, persistency and interest; (j) reserves ceded under reinsurance contracts, unearned

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) under the Current Expected Credit Loss (“CECL”) model, expected credit losses for financial assets, including mortgage loans, real estate, policy loans, and receivables, are estimated over the life of the assets and reported in income. CECL requires entities to consider historical experience, current conditions, and reasonable forecasts to estimate these losses; (m) for held to maturity bonds, the entire expected credit loss is recognized through earnings and the allowance for credit losses (“ACL”). For available for sale bonds, credit losses are recognized through earnings and ACL, limited to the difference between the bond’s amortized cost and its fair value, with non-credit losses reflected in other comprehensive income; (n) surplus notes would be reported as liabilities; (o) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (p) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, and would generally be capitalized and amortized based on profit emergence over the expected life of the policies or the premium payment period; (q) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (r) lease liabilities would be recognized for future cash flows of leases, with offsetting right-of-use assets.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2024 and 2023, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and non-insulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. The adoption of this guidance had no impact as of December 31, 2024 and 2023.

In September 2023, the NAIC adopted INT 23-03—Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101—Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to Statement of Statutory Accounting Principles (“SSAP”) No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which was used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the SSAP No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Future Adoption of New Accounting Standards

In August 2023, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 43R—Loan-Backed and Structured Securities, and other related SSAPs as part of its principle-based bond definition project (the “Bond Project”). This adoption marks a significant milestone in the Bond Project, initiated in October 2020, to develop a principle-based bond definition for determining whether securities qualify for reporting on Schedule D, Part 1. Under the new bond definition, bonds are classified as either an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, while an “asset-backed security” is defined as a bond issued by an entity created primarily to raise capital through debt backed by financial assets. The revisions to SSAP No. 26R incorporate the principle-based bond definition, and SSAP No. 43R provides updated accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Following the adoption of these revisions, investments that do not qualify as bonds will no longer be permitted to be reported as bonds on Schedule D, Part 1, with no grandfathering for existing investments that do not meet the revised criteria. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective January 1, 2025. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

In March 2024, the NAIC adopted Ref #2024-11, which includes revisions to SSAP No. 101- Income Taxes to incorporate Accounting Standards Update (“ASU”) 2023-09. These revisions involve adding certain disclosures and removing one existing disclosure to conform with the ASU. This adoption aims to align income tax reporting with the latest accounting standards. The added disclosures provide detailed information on the components of income tax expense, deferred tax assets and liabilities, and the valuation allowance, helping users of financial statements understand the tax positions and potential future tax benefits or obligations of the Company. The revisions will be effective January 1, 2025, and will not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2024, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 30R—Unaffiliated Common Stock, SSAP No. 32R—Preferred Stock, SSAP No. 43R—Asset-Backed Securities, and SSAP No. 48—Joint Ventures, Partnerships, and Limited Liability Companies to incorporate consistency revisions for residual interests, ensuring all SSAPs refer to SSAP No. 21R for the formal definition and accounting and reporting guidance for residual interests. The changes also emphasize the requirement for substantive credit enhancements within the structure that absorb losses before the debt instrument being evaluated would absorb losses, applying to both issuer credit obligations and asset-backed securities. The revisions will be effective January 1, 2025, to align with the principles-based bond definition’s effective date. Changes resulting from the adoption of these revisions will be accounted for as a change in accounting principle in accordance with SSAP No. 3—Accounting Changes and Corrections of Errors. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2024, 2023 and 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

(in millions)	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024:
U.S. government and agencies	$3,022	$1	$(1,046)	$1,977
States and political subdivisions	143	—	(28)	115
Foreign governments	42	13	(3)	52
Corporate bonds	2,818	11	(421)	2,408
Mortgage-backed and asset-backed securities	259	1	(24)	236

Total bonds	$6,284	$26	$(1,522)	$4,788

December 31, 2023:
U.S. government and agencies	$2,851	$—	$(850)	$2,001
States and political subdivisions	148	1	(23)	126
Foreign governments	43	14	(3)	54
Corporate bonds	2,783	23	(344)	2,462
Mortgage-backed and asset-backed securities	291	2	(22)	271

Total bonds	$6,116	$40	$(1,242)	$4,914

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2024, by contractual maturity, is as follows:

(in millions)	Carrying Value	Fair Value
Due in one year or less	$297	$292
Due after one year through five years	576	564
Due after five years through ten years	743	696
Due after ten years	4,409	3,000
Mortgage-backed and asset-backed securities	259	236

Total	$6,284	$4,788

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
(in millions)	2024	2023
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$8	$2
Bonds and cash pledged in support of exchange-traded futures	6	8
Bonds and cash pledged in support of cleared interest rate swaps	40	39

Total fair value	$54	$49

At carrying value:
Bonds on deposit with government authorities	$—	$—
Bonds held in trust	—	—
Pledged collateral under reinsurance agreements	—	—

Total carrying value	$—	$—

At December 31, 2024 and 2023, the Company held below investment grade corporate bonds of $81 million and $104 million, with an aggregate fair value of $62 million and $87 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2024 and 2023, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024:
U.S. government and agencies	$193	$(7)	$1,778	$(1,039)	$1,971	$(1,046)
States and political subdivisions	17	(1)	96	(27)	113	(28)
Foreign governments	1	—	6	(3)	7	(3)
Corporate bonds	470	(13)	1,574	(408)	2,044	(421)
Mortgage-backed and asset-backed securities	29	(1)	148	(23)	177	(24)

Total	$710	$(22)	$3,602	$(1,500)	$4,312	$(1,522)

	Less than 12 months		12 months or more		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023:
U.S. government and agencies	$88	$(1)	$1,893	$(849)	$1,981	$(850)
States and political subdivisions	—	—	106	(23)	106	(23)
Foreign governments	—	—	7	(3)	7	(3)
Corporate bonds	112	(3)	1,827	(341)	1,939	(344)
Mortgage-backed and asset-backed securities	14	—	172	(22)	186	(22)

Total	$214	$(4)	$4,005	$(1,238)	$4,219	$(1,242)

At December 31, 2024 and 2023, there were 635 and 588 bonds that had a gross unrealized loss of which the single largest unrealized loss was $417 million and $342 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
(in millions)	2024	2023	2022
Proceeds	$172	$492	$1,280
Realized gross gains	2	1	3
Realized gross losses	(4)	(10)	(42)

For the years ended December 31, 2024 and 2023, realized capital losses include $0 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2024 and 2023.

Affiliate Transactions

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”), for $30 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $46 million.

In 2022, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $185 million and fair value of $161 million. The Company recognized $24 million in pre-tax realized losses before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $124 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

(in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024:
Preferred stocks:
Nonaffiliated	$8	$7	$—	$15
Common stocks:
Nonaffiliated	32	—	(6)	26

Total stocks	$40	$7	$(6)	$41

(in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023:
Preferred stocks:
Nonaffiliated	$8	$9	$—	$17
Common stocks:
Nonaffiliated	64	18	—	82

Total stocks	$72	$27	$—	$99

At December 31, 2024 and 2023, there were 4 and 9 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $6 million and $0 million at December 31, 2024 and 2023, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2024, 2023 and 2022, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2024 and 2023, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2024:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$228	East North Central	$24
Industrial	80	East South Central	8
Office buildings	92	Middle Atlantic	130
Retail	92	Mountain	10
Agricultural	—	New England	19
Agribusiness	—	Pacific	237
Mixed use	—	South Atlantic	47
Other	58	West North Central	34
Allowance	(4)	West South Central	41
		Canada / Other	—
		Allowance	(4)

Total mortgage loans on real estate	$546	Total mortgage loans on real estate	$546

December 31, 2023:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$222	East North Central	$26
Industrial	77	East South Central	8
Office buildings	113	Middle Atlantic	147
Retail	113	Mountain	41
Agricultural	—	New England	14
Agribusiness	1	Pacific	228
Mixed use	—	South Atlantic	47
Other	63	West North Central	36
Allowance	(1)	West South Central	42
		Canada / Other	—
		Allowance	(1)

Total mortgage loans on real estate	$588	Total mortgage loans on real estate	$588

At December 31, 2024, the aggregate mortgages outstanding to any one borrower do not exceed $23 million.

During 2024, the respective maximum and minimum lending rates for mortgage loans issued were 6.32% and 4.66% for commercial loans. The Company issued no agricultural loans during 2024 or 2023. The Company issued no purchase money mortgages in 2024 or 2023. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $6 million and $0 million at December 31, 2024 and 2023, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2024, 2023 and 2022, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

(in millions)	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2024:
Recorded Investment
a. Current	$—	$—	$549	$—	$549
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	1	1
December 31, 2023:
Recorded Investment
Current	$1	$—	$587	$1	$589
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	—	—

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2024 and 2023. The Company was not a participant or co-lender in a mortgage loan agreement in 2024 and 2023.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
(in millions)	2024	2023
AAA	$—	$—
AA	216	219
A	198	193
BBB	117	164
BB	9	12
B and lower and unrated	6	—

Total	$546	$588

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
(in millions)	2024	2023
Properties occupied by the company	$—	$—
Properties held for the production of income	135	300
Properties held for sale	59	—
Less accumulated depreciation	(31)	(53)

Total	$163	$247

At December 31, 2024, the Company had one commercial office real estate property held for sale. The Company owns 94% of the commercial real estate held for sale investment and JHLH owns the remaining 6%. Properties that the Company has the intent to sell are reported at the lower of depreciated cost or fair value, net of related obligations. The Company expects to dispose of the property by sale in the first quarter of 2025.

The Company recorded $88 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2024, 2023 and 2022, respectively. The impairment is on the commercial real estate property held for sale noted above. The Company has a process in place to identify real estate properties that could potentially have an impairment. The process involves comparing market values to the book value on a quarterly basis, monitors for market value deficiency and applies an undiscounted cash flow test to those properties with market value deficiencies. Impairment losses are recognized in Net realized capital gains (losses) on the Summary of Operations.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2024 and 2023.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $0 million, and $8 million of impairments on partnerships and LLCs in 2024, 2023, and 2022, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2024 and 2023.

The Company enters into bilateral repurchase agreements for operational funding and to meet short-term liquidity funding requirements. The carrying value of the transferred assets and obligations related to their repurchase, which approximate fair value, are $16 million and $0 million as of December 31, 2024 and 2023, respectively. Securities transferred under the repurchase agreement are classified as NAIC 1 bonds and cash collateral was received. The Company has established a liability to return collateral received as part of the transaction.

The Company enters into bilateral reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2024 and 2023, the Company had $16 million and $0 million of reverse repurchase agreements which are recorded as cash equivalents. The Company has a recognized receivable to return collateral as part of reverse repurchase agreement transaction.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Income:
Bonds	$191	$191	$177
Preferred stocks	—	—	—
Common stocks	2	—	—
Mortgage loans on real estate	25	24	30
Real estate	35	33	35
Policy loans	11	10	6
Cash, cash equivalents and short-term investments	23	16	5
Other invested assets	106	90	119
Derivatives	15	16	28
Other income	(2)	(4)	(2)

Total investment income	406	376	398
Expenses
Investment expenses	(38)	(35)	(36)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	—	—	—
Depreciation on real estate and other invested assets	(6)	(5)	(5)

Total investment expenses	(48)	(44)	(45)

Net investment income	$358	$332	$353

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Realized capital gains (losses)	$(72)	$9	$(14)
Less amount transferred to the IMR (net of related tax benefit (expense) of $0 in 2024, $2 in 2023, and $13 in 2022)	(1)	(7)	(49)

Realized capital gains (losses) before tax	(71)	16	35
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	23	38	(7)

Net realized capital gains (losses)	$(94)	$(22)	$42

Net Negative (Disallowed) IMR

At December 31, 2024 and 2023, the Company had no net negative (disallowed) IMR balance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

	December 31, 2024
(in millions)	Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges Interest rate swaps	$142	$1	$—	$30	$—
Cash flow hedges Interest rate swaps	—	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships	$142	$1	$—	$30	$—

Other Hedging Relationships
Interest rate swaps	$6,422	$349	$249	$349	$249
Interest rate futures	28	—	—	—	—
Equity index options	259	3	1	3	1
Equity index futures	47	—	—	—	—
Forwards	—	—	—	—	—

Total Derivatives in Other Hedging Relationships	$6,756	$352	$250	$352	$250

Total Derivatives	$6,898	$353	$250	$382	$250

	December 31, 2023
(in millions)	Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges Interest rate swaps	$142	$2	$—	$24	$—
Cash flow hedges Interest rate swaps	—	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships	$142	$2	$—	$24	$—

Other Hedging Relationships
Interest rate swaps	$6,350	$336	$207	$336	$207
Interest rate futures	37	—	—	—	—
Equity index options	179	3	—	3	—
Equity index futures	64	—	—	—	—
Forwards	1	—	1	—	1

Total Derivatives in Other Hedging Relationships	$6,631	$339	$208	$339	$208

Total Derivatives	$6,773	$341	$208	$363	$208

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2024, 2023 and 2022, the Company recorded net unrealized gains/(losses) of $0 million, $0 million, and $0 million, respectively related to derivatives that no longer qualify for hedge accounting.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2024, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company has certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and MSCI EAFE indices), and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2024, 2023 and 2022, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
(in millions)	2024	2023	2022
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(30)	$(33)	$(227)
Interest rate futures	2	(1)	—
Equity index options	—	5	(5)
Equity index futures	3	(3)	6
Forwards	1	(2)	—

Total net unrealized capital gain (loss)	$(24)	$(34)	$(226)

Net realized capital gain (loss):
Interest rate swaps	$—	$21	$(6)
Interest rate futures	—	2	26
Equity index options	5	1	(3)
Equity index futures	(10)	(9)	52
Forwards	(1)	—	—

Total net realized capital gain (loss)	$(6)	$15	$69

Total gain (loss) from derivatives in other hedging relationships	$(30)	$(19)	$(157)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2024 and 2023, the Company had accepted collateral consisting of cash of $66 million and $61 million and various securities with a fair value of $97 million and $132 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2025	$10
2026	—
2027	—
2028	—
Thereafter	—

Total Future Settled Premiums	$10

(in millions)	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
Prior Year	$8	$3	$10
Current Year	$10	$2	$12

Other

The Company was a guarantor on a joint venture arrangement with Enviva Holdings (“Enviva”), a U.S. wood pellet provider. The guarantee was set to end in December 2034 with an escalating cap. The Company was indemnified by Enviva under the guarantee; should Enviva not be able to uphold the indemnity agreement, the Company was subject to pay the lesser of the guaranteed cap or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

At inception in 2017 when the joint venture was formed, the risk of the Company making guarantee payments was extremely low, therefore no liability was established. A monitoring materiality threshold was set and if breached a derivative liability would be recognized. Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company would have to pay on the guarantee increased. Therefore, a liability (loss) of $2 million was recognized on the balance sheet as of December 31, 2023. The Enviva guarantee is classified as a Forward—Other Derivative. This liability (loss) was unwound as of December 31, 2024 due to the guarantee being discharged as part of Enviva’s Chapter 11 Bankruptcy settlement agreement.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Short-Term Investments – Short-term investments are reported at amortized cost which approximates fair value.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Cash and Cash equivalents

The carrying values for cash and cash equivalents approximate their fair value due to the short-term maturities of these instruments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2024
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$—	$—	$—	$—	$—	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	15	15	—	—	15	—

Total preferred stocks	15	15	—	—	15	—
Common stocks:
Industrial and misc	26	26	21	—	5	—

Total common stocks	26	26	21	—	5	—
Cash and cash equivalents	23	23	23	—	—	—
Derivatives:
Interest rate swaps	349	349	—	349	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	3	3	—	3	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	352	352	—	352	—	—
Assets held in separate accounts	8,460	8,460	8,460	—	—	—

Total assets	$8,876	$8,876	$8,504	$352	$20	$—

Liabilities:
Derivatives:
Interest rate swaps	$249	$249	$—	$249	$—	$—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	1	1	—	1	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	—	—	—	—	—	—

Total derivatives	250	250	—	250	—	—
Liabilities held in separate accounts	8,460	8,460	8,460	—	—	—

Total liabilities	$8,710	$8,710	$8,460	$250	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$—	$—	$—	$—	$—	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	17	17	—	—	17	—

Total preferred stocks	17	17	—	—	17	—
Common stocks:
Industrial and misc	82	82	68	—	14	—

Total common stocks	82	82	68	—	14	—
Cash and cash equivalents	54	54	54	—	—	—
Derivatives:
Interest rate swaps	336	336	—	336	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	3	3	—	3	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	339	339	—	339	—	—
Assets held in separate accounts	8,024	8,024	8,024	—	—	—

Total assets	$8,516	$8,516	$8,146	$339	$31	$—

Liabilities:
Derivatives:
Interest rate swaps	$207	$207	$—	$207	$—	$—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	—	—	—	—	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	1	1	—	—	1	—

Total derivatives	208	208	—	207	1	—
Liabilities held in separate accounts	8,024	8,024	8,024	—	—	—

Total liabilities	$8,232	$8,232	$8,024	$207	$1	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2024
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
Assets:
Bonds (1)	$6,284	$4,788	$—	$4,758	$30
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	546	493	—	—	493
Short-term investments	5	5	—	5	—
Policy loans	217	217	—	217	—
Derivatives in effective hedge accounting and RSAT relationships	1	30	—	30	—

Total assets	$7,053	$5,533	$—	$5,010	$523

Liabilities:
Consumer notes	$—	$—	$—	$—	$—
Borrowed money	—	—	—	—	—
Policy reserves	63	62	—	—	62
Policyholders’ and beneficiaries’ funds	118	125	—	125	—
Derivatives in effective hedge accounting and RSAT relationships	—	—	—	—	—

Total liabilities	$181	$187	$—	$125	$62

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
Assets:
Bonds (1)	$6,116	$4,914	$—	$4,878	$36
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	588	547	—	—	547
Short-term investments	—	—	—	—	—
Policy loans	194	194	—	194	—
Derivatives in effective hedge accounting and RSAT relationships	2	24	—	24	—

Total assets	$6,900	$5,679	$—	$5,096	$583

Liabilities:
Consumer notes	$—	$—	$—	$—	$—
Borrowed money	—	—	—	—	—
Policy reserves	60	60	—	—	60
Policyholders’ and beneficiaries’ funds	119	126	—	126	—
Derivatives in effective hedge accounting and RSAT relationships	—	—	—	—	—

Total liabilities	$179	$186	$—	$126	$60

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2024, 2023 and 2022, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
(in millions)	Balance at January 1, 2024	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2024
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	14	—	(9)	—	—	—	—	—	—	—	5

Total common stocks	14	—	(9)	—	—	—	—	—	—	—	5
Net derivatives	(1)	—	1	—	—	—	—	—	—	—	—
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$13	$—	$(8)	$—	$—	$—	$—	$—	$—	$—	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
(in millions)	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	19	—	(5)	—	—	—	—	—	—	—	14

Total common stocks	19	—	(5)	—	—	—	—	—	—	—	14
Net derivatives	—	—	(1)	—	—	—	—	—	—	—	(1)
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$19	$—	$(6)	$—	$—	$—	$—	$—	$—	$—	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	13	—	6	—	—	—	—	—	—	—	19

Total common stocks	13	—	6	—	—	—	—	—	—	—	19
Net derivatives	—	—	—	—	—	—	—	—	—	—	—
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$13	$—	$6	$—	$—	$—	$—	$—	$—	$—	$19

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums earned
Direct	$1,021	$1,007	$1,046
Assumed	101	109	136
Ceded	(215)	(197)	(1,405)

Net	$907	$919	$(223)

Benefits to policyholders ceded	$(606)	$(659)	$(648)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2024, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2024, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $532 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(42)	$(33)	$(57)
Premiums assumed	17	17	23
Benefits ceded	(126)	(127)	(147)
Benefits assumed	50	51	59
Other reinsurance receivable (payable)	4	—	—
Funds held by or deposited with reinsured companies	678	703	751

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(8)	(9)	(10)
Other reinsurance receivable	1	1	1
Other amounts payable on reinsurance	—	—	—

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(30)	(30)	(32)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	3	3	3
Other amounts payable on reinsurance	—	—	—

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$(1)
Benefits ceded, net	(112)	(126)	(88)
Other reinsurance receivable	13	21	22
Other amounts payable on reinsurance	—	—	—

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings, Inc (“Venerable”) Agreements:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$(1)	$(1,183)
Benefits ceded, net	(147)	(119)	(26)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	—	1	1

On September 30, 2022, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to cede 80% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies effective on October 1, 2022. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $98 million and cash paid of $54 million. The Company recorded a pre-tax gain of $44 million and an increase of $35 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction closed on October 3, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining reinsurance agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2024, the Company has established full provisions to offset the net reinsurance receivables not novated to Hannover Life. The Company recorded a reserve credit of $0 million and $0 million as of December 31, 2024 and 2023 respectively related to the various agreements with SRUS.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums assumed, net	$84	$92	$113
Benefits assumed, net	307	371	578
Other reinsurance receivable	2	6	—
Other amounts payable on reinsurance	36	31	65
Funds withheld from unauthorized reinsurers	—	—	—
Treaty settlement received (paid)	(130)	(110)	(70)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$—	$—	$—
Benefits ceded	(7)	(10)	(24)
Other reinsurance receivable (payable)	3	—	3
Funds withheld from unauthorized reinsurers	—	—	—
Treaty Settlement received (paid)	7	10	24

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$9	$9	$11
Benefits ceded	(16)	(21)	(32)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	284	314	331
Treaty Settlement received (paid)	(3)	(3)	(3)

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2024 and 2023, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2024
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$282	$19	$301
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	282	19	301
(d) Deferred tax assets nonadmitted	103	—	103

(e) Subtotal net admitted deferred tax asset (c - d)	179	19	198
(f) Deferred tax liabilities	65	39	104

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$114	$(20)	$94

	December 31, 2023
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$319	$1	$320
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	319	1	320
(d) Deferred tax assets nonadmitted	99	—	99

(e) Subtotal net admitted deferred tax asset (c - d)	220	1	221
(f) Deferred tax liabilities	75	54	129

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$145	$(53)	$92

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$(37)	$18	$(19)
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	(37)	18	(19)
(d) Deferred tax assets nonadmitted	4	—	4

(e) Subtotal net admitted deferred tax asset (c - d)	(41)	18	(23)
(f) Deferred tax liabilities	(10)	(15)	(25)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(31)	$33	$2

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2024
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$18	$18
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	75	—	75
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	75	—	75
2. Adjusted gross deferred tax assets allowed per limitation threshold.	220	—	220
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	104	1	105

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$179	$19	$198

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	91	—	91
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	91	—	91
2. Adjusted gross deferred tax assets allowed per limitation threshold.	198	—	198
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	129	—	129

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$1	$221

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$17	$17
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(16)	—	(16)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(16)	—	(16)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	22	—	22
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(25)	1	(24)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(41)	$18	$(23)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2024	2023
(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1244%	1039%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,464	$1,319

Impact of tax planning strategies is as follows:

	December 31, 2024
	(1)	(2)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$282	$19
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$179	$19
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2023
	(3)	(4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$319	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
(in millions)	Ordinary	Capital
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(37)	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(41)	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2024	2023	Change
(in millions)
1. Current income tax
(a) Federal	$11	$(32)	$43
(b) Foreign	—	—	—

(c) Subtotal	11	(32)	43
(d) Federal income tax expense (benefit) on net capital gains	23	38	(15)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	$34	$6	$28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2024	2023	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	211	256	(45)
(4) Investments	2	9	(7)
(5) Deferred acquisition costs	36	36	—
(6) Policyholder dividends accrual	3	2	1
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	—	—	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carry-forward	5	2	3
(13) Other (including items <5% of total ordinary tax assets)	25	14	11

(99) Subtotal	$282	$319	$(37)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	103	99	4

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$179	$220	$(41)
(e) Capital:
(1) Investments	$19	$1	$18
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	$19	$1	$18
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$19	$1	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$198	$221	$(23)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$62	$70	$(8)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	1	1	—
(4) Policyholder reserves	2	4	(2)
(5) Other (including items <5% of total ordinary tax liabilities)	—	—	—

(99) Subtotal	$65	$75	$(10)
(b) Capital:
(1) Investments	$39	$54	$(15)
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	$39	$54	$(15)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$104	$129	$(25)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$94	$92	$2

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2024	2023	Change
(in millions)
Total deferred tax assets	$301	$320	$(19)
Total deferred tax liabilities	104	129	(25)

Net deferred tax assets (liabilities)	$197	$191	$6

Tax effect of unrealized gains and losses			20
Tax effect of unrealized foreign exchange gains (losses)			—
Other			—

Change in net deferred income taxes			$(14)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Ordinary provisions computed at statutory rate	$74	$64	$55
Net realized capital gains (losses) before IMR at statutory rate	(4)	(1)	(16)
Change in nonadmitted assets	—	—	—
Reinsurance	(12)	(7)	8
Valuation allowance	—	—	—
Tax-exempt income	—	—	—
Nondeductible expenses	—	—	—
Foreign tax expense gross up	—	—	—
Amortization of IMR	(5)	(4)	(5)
Tax recorded in surplus	—	—	—
Dividend received deduction	(3)	(4)	(4)
Investment in subsidiaries	(1)	(1)	(1)
Prior year adjustment	—	(2)	(6)
Tax credits	(2)	(1)	(1)
Change in tax reserve	—	—	—
Pension	—	—	—
Tax rate change	—	—	—
Other	1	—	—

Total	$48	$44	$30

Federal and foreign income taxes incurred	$11	$(32)	$29
Capital gains tax	23	38	(7)
Change in net deferred income taxes	14	38	8

Total statutory income tax expense (benefit)	$48	$44	$30

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2024, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)
General Business Credits
	2022	2042	1

			$1

Foreign Tax Credits
	2022	2032	2
	2023	2033	—
	2024	2034	2

			$4

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $15 million, $9 million and $13 million for 2024, 2023 and 2022, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company (USA)
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($34) million and ($10) million at December 31, 2024 and 2023, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company files income tax returns in the U.S. federal and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014 – 2015 and 2016 – 2018. One issue remains in appeals. The audit of tax years 2019 – 2021 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2024	2023
(in millions)
Balance at beginning of year	$2	$2
Additions based on tax positions related to the current year	—	—
Payments	—	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	—	—

Balance at end of year	$2	$2

Included in the balances as of December 31, 2024 and 2023, are $2 million and $2 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2024 and 2023 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2024, 2023, and 2022, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2024 and 2023, respectively. The Company did not recognize any material penalties for the years ended December 31, 2024, 2023 and 2022.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2024, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

On June 20, 2024, Canada enacted the Global Minimum Tax Act, retrospective to fiscal periods commencing on or after December 31, 2023. The Company’s ultimate parent, Manulife Financial Corporation (“MFC”), is in scope of this legislation because it is located in Canada and will be required to pay additional Global Minimum Taxes (“GMT”) in Canada in respect of its global entities whose effective tax rate is below 15%. MFC’s entities will also be subject to GMT in those jurisdictions where a Qualifying Domestic Minimum Top-up Tax (“QDMTT”) is in effect. The Company did not incur any expense associated with the GMT in 2024.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $100 million to its parent, JHUSA, in 2024, 2023 and 2022, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2024 and 2023, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $49 million, $49 million, and $50 million at December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the Company had amounts payable of $11 million and $9 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $12 million, $12 million and $13 million for the years ended December 31, 2024, 2023 and 2022 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2024, 2023 and 2022, the Company was billed by JHD for underwriting commissions of $30 million, $30 million, and $34 million, respectively. The Company had amounts payable for services provided of $2 million and $2 million at December 31, 2024 and 2023, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2024, 2023 and 2022, respectively, the Company received dividends of $15 million, $16 million, and $17 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2024 and 2023.

The Company is party to the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023, with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar Secured Overnight Financing Rate (“SOFR”) less 0.05%, subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2024 and 2023, the Company had a receivable from JHUSA in the amount of $472 million and $320 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $0 million and $0 million, which were included in investment income due and accrued at December 31, 2024 and 2023, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $5 million, to purchase other invested assets of $72 million, and issue agricultural and commercial mortgages of $4 million at December 31, 2024. Approximately 31% of these commitments expire in 2024.

Contingencies: As of December 31, 2024, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In September 2023, a lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company that state that “cost of insurance (“COI”) rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$39	$—	$—	$39	0%
At book value less current surrender charge of 5% or more	2	—	—	2	0%
At fair value	—	—	8,014	8,014	80%

Total with adjustment or at fair value	41	—	8,014	8,055	80%
At book value without adjustment (minimal or no charge or adjustment)	773	—	—	773	8%
Not subject to discretionary withdrawal	1,239	—	4	1,243	12%

Total (gross)	2,053	—	8,018	10,071	100%

Reinsurance ceded	900	—	—	900

Total (net)	$1,153	$—	$8,018	$9,171

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$—	$—	$1

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$35	$—	$—	$35	0%
At book value less current surrender charge of 5% or more	2	—	—	2	0%
At fair value	—	—	7,620	7,620	78%

Total with adjustment or at fair value	37	—	7,620	7,657	78%
At book value without adjustment (minimal or no charge or adjustment)	889	—	—	889	9%
Not subject to discretionary withdrawal	1,261	—	3	1,264	13%

Total (gross)	2,187	—	7,623	9,810	100%

Reinsurance ceded	1,012	—	—	1,012

Total (net)	$1,175	$—	$7,623	$8,798

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	274	274	280
c. Universal Life with Secondary Guarantees	1,373	1,284	3,310
d. Indexed Universal Life	—	—	1
e. Indexed Universal Life with Secondary Guarantees	180	166	181
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	2,385	2,385	2,387
h. Variable Life	36	36	12
i. Variable Universal Life	146	146	158
j. Miscellaneous Reserves	—	—	1,106
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	401
b. Accidental Death Benefits	—	—	1
c. Disability - Active Lives	—	—	4
d. Disability - Disabled Lives	—	—	26
e. Miscellaneous Reserves	—	—	18

(3) Total (gross: direct + assumed)	$4,394	$4,291	$7,885
(4) Reinsurance Ceded	1,589	1,582	2,483

(5) Total (net) (3) - (4)	$2,805	$2,709	$5,402

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$—
i. Variable Universal Life	456	446	431
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$468	$458	$431
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$468	$458	$431

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	372	372	368
c. Universal Life with Secondary Guarantees	1,266	1,154	3,104
d. Indexed Universal Life	2	2	4
e. Indexed Universal Life with Secondary Guarantees	158	143	156
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	2,443	2,443	2,440
h. Variable Life	36	36	12
i. Variable Universal Life	135	135	149
j. Miscellaneous Reserves	—	—	1,320
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	413
b. Accidental Death Benefits	—	—	2
c. Disability - Active Lives	—	—	5
d. Disability - Disabled Lives	—	—	27
e. Miscellaneous Reserves	—	—	18

(3) Total (gross: direct + assumed)	$4,412	$4,285	$8,018
(4) Reinsurance Ceded	1,649	1,638	2,565

(5) Total (net) (3) - (4)	$2,763	$2,647	$5,453

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$—
i. Variable Universal Life	412	401	387
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$424	$413	$387
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$424	$413	$387

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the excess of the current guaranteed withdrawal amount over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2024 and 2023. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2024	2023
Group Annuity Contracts (401K)	$6,102	$5,653
Variable and Fixed Annuities	1,919	1,974
Life Insurance	439	397

Total	$8,460	$8,024

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2024	$11	$6
2023	$11	$6
2022	$12	$6
2021	$12	$3
2020	$12	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2024	2023
(in millions, except for ages)
Account value	$1,717	$1,990
Amount of reserve held	62	107
Net amount at risk - gross	342	344
Weighted average attained age	74	73

The following assumptions and methodology were used to determine the amounts above at December 31, 2024 and 2023:

•	Reg 213 is used in both years to determine the aggregate reserve for the variable annuity products.

•

Reg 213 prescribes an Economic Scenario Generator (“ESG”) for stochastic fund return and stochastic interest rate scenarios to be used for valuation but allows for proprietary generators to be used. The Company has built an ESG that does not materially reduce reserves consistent with Reg 213.

•

In 2024 and 2023, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	In 2024 and 2023, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates are prescribed under the New York Special Considerations Letter.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2024	2023
(in millions)
Type of Fund
Equity	$1,253	$1,404
Balanced	560	605
Bonds	216	248
Money Market	10	11

Total	$2,039	$2,268

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2024	2023
(in millions)
Premiums, deposits and other considerations	$794	$768

Reserves for accounts with assets at:
Fair value	8,448	8,010
Amortized cost	—	—

Total	$8,448	$8,010

	December 31,
	2024	2023
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—
At book value without fair value adjustments and with current surrender charge of 5% or more	44	51
At fair value	8,344	7,899
At book value without fair value adjustments and with current surrender charge of less than 5%	56	57

Subtotal	8,444	8,007
Not subject to discretionary withdrawal	4	3

Total	$8,448	$8,010

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2024	2023	2022
(in millions)
Transfers to separate accounts	$859	$801	$849
Transfers from separate accounts	1,396	1,227	1,111

Net transfers to (from) separate accounts	$(537)	$(426)	$(262)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2024, 2023 and 2022.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2024, 2023 and 2022.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2024, 2023 and 2022.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2024 financial statements through April 10, 2025, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D F I N A N C I A L S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

 December 31, 2024

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JOHN HANCOCK LIFE INSURANCE CO OF

NEW YORK SEPARATE ACCOUNT A

Audited Financial Statements

December  31, 2024

2 of 70

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A (the “Separate Account”) as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 2, 2025

3 of 70

Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

500 Index Fund Series I	International Equity Index Series NAV

500 Index Fund Series II	International Small Company Trust Series I

500 Index Fund Series NAV	International Small Company Trust Series II

Active Bond Trust Series I	Investment Quality Bond Trust Series I

Active Bond Trust Series II	Investment Quality Bond Trust Series II

American Asset Allocation Trust Series I	Lifestyle Balanced Portfolio Series I

American Asset Allocation Trust Series II	Lifestyle Balanced Portfolio Series II

American Global Growth Trust Series II	Lifestyle Conservative Portfolio Series I

American Global Growth Trust Series III	Lifestyle Conservative Portfolio Series II

American Growth Trust Series II	Lifestyle Growth Portfolio Series I

American Growth Trust Series III	Lifestyle Growth Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Growth Portfolio Series NAV

American Growth-Income Trust Series II	Lifestyle Moderate Portfolio Series I

American Growth-Income Trust Series III	Lifestyle Moderate Portfolio Series II

American International Trust Series II	Managed Volatility Balanced Portfolio Series I

American International Trust Series III	Managed Volatility Balanced Portfolio Series II

Blue Chip Growth Trust Series I	Managed Volatility Conservative Portfolio Series I

Blue Chip Growth Trust Series II	Managed Volatility Conservative Portfolio Series II

Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series I

Capital Appreciation Trust Series II	Managed Volatility Growth Portfolio Series II

Capital Appreciation Value Trust Series II	Managed Volatility Moderate Portfolio Series I

Core Bond Trust Series I	Managed Volatility Moderate Portfolio Series II

Core Bond Trust Series II	Mid Cap Growth Trust Series I

Disciplined Value Emerging Markets Value Trust Series II	Mid Cap Growth Trust Series II

Disciplined Value International Trust Series I	Mid Cap Index Trust Series I

Disciplined Value International Trust Series II	Mid Cap Index Trust Series II

DWS Equity 500 Index	Mid Value Trust Series I

Equity Income Trust Series I	Mid Value Trust Series II

Equity Income Trust Series II	Money Market Trust Series I

Financial Industries Trust Series I	Money Market Trust Series II

Financial Industries Trust Series II	Money Market Trust Series NAV

Fundamental All Cap Core Trust Series II	Opportunistic Fixed Income Trust Series I

Fundamental Large Cap Value Trust Series I	Opportunistic Fixed Income Trust Series II

Fundamental Large Cap Value Trust Series II	Real Estate Securities Trust Series I

Global Equity Trust Series I	Real Estate Securities Trust Series II

Global Equity Trust Series II	Science & Technology Trust Series I

Health Sciences Trust Series I	Science & Technology Trust Series II

Health Sciences Trust Series II	Select Bond Trust Series I

High Yield Trust Series I	Select Bond Trust Series II

High Yield Trust Series II	Short Term Government Income Trust Series I

International Equity Index Series I	Short Term Government Income Trust Series II

International Equity Index Series II	Small Cap Index Trust Series I

4 of 70

Appendix

Subaccounts comprising JOHN HANCOCK

LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

Small Cap Index Trust Series II	Strategic Income Opportunities Trust Series I

Small Cap Opportunities Trust Series I	Strategic Income Opportunities Trust Series II

Small Cap Opportunities Trust Series II	Total Bond Market Series Trust NAV

Small Cap Stock Trust Series II	Total Bond Market Trust Series II

Small Cap Value Trust Series II	Total Stock Market Index Trust Series I

Small Company Value Trust Series I	Total Stock Market Index Trust Series II

Small Company Value Trust Series II	Ultra Short Term Bond Trust Series II

5 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I

Total Assets

Investments at fair value		$15,960,297		$20,879,627		$7,312,750		$598,939		$15,355,310		$5,197,319

Units outstanding		301,861		409,708		143,204		30,658		831,033		169,261

Unit value		$52.87		$50.96		$51.07		$19.54		$18.48		$30.71

Shares		262,548		343,528		120,276		73,670		1,884,087		527,112

Cost		$8,770,108		$13,853,850		$4,711,307		$690,947		$17,525,465		$5,869,007

See accompanying notes.

6 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III		American Growth- Income Trust Series I

Total Assets

Investments at fair value		$53,062,043		$7,765,385		$5,254		$77,992,414		$358,091		$6,918,531

Units outstanding		1,792,247		206,185		110		773,676		4,614		95,990

Unit value		$29.61		$37.66		$47.76		$100.81		$77.61		$72.08

Shares		5,381,546		544,176		363		4,297,103		19,356		383,298

Cost		$60,252,956		$8,042,041		$5,566		$69,069,792		$311,616		$6,083,782

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	American Growth- Income Trust Series II		American Growth- Income Trust Series III		American International Trust Series II		American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II

Total Assets

Investments at fair value		$66,965,077		$453,929		$28,936,359		$184,709		$27,573,967		$15,349,421

Units outstanding		1,033,327		8,080		973,289		9,810		218,966		173,960

Unit value		$64.81		$56.18		$29.73		$18.83		$125.93		$88.24

Shares		3,736,890		25,204		1,960,458		12,574		818,948		498,520

Cost		$56,417,489		$381,935		$32,556,058		$206,502		$24,427,098		$13,473,132

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I		Core Bond Trust Series II		Disciplined Value Emerging Markets Value Trust Series II (a)

Total Assets

Investments at fair value		$14,059,873		$9,863,067		$16,734,453		$4,171,975		$4,571,865		$2,750,690

Units outstanding		223,871		108,438		405,975		249,077		294,033		217,219

Unit value		$62.80		$90.96		$41.22		$16.75		$15.55		$12.66

Shares		2,293,617		2,148,816		1,386,450		377,213		414,118		292,316

Cost		$11,428,206		$8,733,828		$15,970,886		$4,823,733		$5,324,262		$2,782,114

 (a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series II.

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Disciplined Value International Trust Series I		Disciplined Value International Trust Series II		Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I		Financial Industries Trust Series II

Total Assets

Investments at fair value		$2,655,579		$4,403,035		$18,272,831		$12,442,611		$719,620		$2,064,116

Units outstanding		105,066		162,841		209,807		293,639		18,683		51,776

Unit value		$25.28		$27.04		$87.09		$42.37		$38.52		$39.87

Shares		189,820		315,178		1,294,110		890,029		50,677		147,437

Cost		$2,459,936		$4,102,155		$18,225,877		$12,306,942		$639,778		$1,855,488

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Equity Trust Series I		Global Equity Trust Series II		Health Sciences Trust Series I

Total Assets

Investments at fair value		$5,431,715		$22,320,968		$20,925,487		$5,606,169		$3,560,385		$2,801,075

Units outstanding		60,805		388,563		403,652		109,625		120,228		26,905

Unit value		$89.33		$57.44		$51.84		$51.14		$29.61		$104.11

Shares		167,542		834,429		773,585		241,437		154,665		125,609

Cost		$4,374,918		$18,110,641		$17,266,873		$4,422,888		$3,108,862		$3,313,910

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I		International Equity Index Series II		International Equity Index Series NAV

Total Assets

Investments at fair value		$5,315,266		$1,096,383		$2,757,888		$679,835		$3,046,885		$752,105

Units outstanding		53,596		39,913		100,113		35,607		165,294		49,886

Unit value		$99.17		$27.47		$27.55		$19.09		$18.43		$15.08

Shares		280,934		228,413		557,149		35,913		160,785		39,752

Cost		$6,505,713		$1,150,933		$2,817,021		$636,274		$2,839,554		$680,485

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	International Small Company Trust Series I		International Small Company Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II

Total Assets

Investments at fair value		$1,045,088		$1,600,517		$1,332,231		$10,417,157		$5,882,164		$235,718,825

Units outstanding		43,861		70,185		45,409		583,835		294,707		11,709,110

Unit value		$23.83		$22.80		$29.34		$17.84		$19.96		$20.13

Shares		82,746		126,924		139,793		1,091,945		450,395		17,993,803

Cost		$1,046,172		$1,631,440		$1,526,780		$11,850,436		$6,325,098		$253,544,556

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I

Total Assets

Investments at fair value		$1,839,896		$36,637,205		$9,674,986		$525,630,983		$121,517		$1,690,297

Units outstanding		120,109		2,377,773		414,851		22,084,168		6,378		93,285

Unit value		$15.32		$15.41		$23.32		$23.80		$19.05		$18.12

Shares		163,401		3,247,979		703,124		38,144,484		8,838		137,423

Cost		$2,137,258		$41,994,615		$10,693,910		$576,995,509		$134,619		$1,877,548

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Lifestyle Moderate Portfolio Series II		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I

Total Assets

Investments at fair value		$66,014,869		$3,935,092		$113,993,008		$532,246		$20,017,053		$3,379,897

Units outstanding		3,594,191		129,740		4,656,952		20,273		1,101,803		109,067

Unit value		$18.37		$30.33		$24.48		$26.25		$18.17		$30.99

Shares		5,354,004		370,536		10,835,837		55,041		2,089,463		294,930

Cost		$73,332,215		$4,280,220		$124,857,832		$595,475		$23,074,501		$3,641,061

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Managed Volatility Growth Portfolio Series II		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II		Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II		Mid Cap Index Trust Series I

Total Assets

Investments at fair value		$138,998,957		$1,289,124		$40,009,091		$6,692,618		$7,339,153		$3,933,254

Units outstanding		5,292,321		37,101		1,766,405		98,998		93,719		55,769

Unit value		$26.26		$34.75		$22.65		$67.60		$78.31		$70.53

Shares		12,192,891		127,258		3,992,923		619,687		871,633		185,094

Cost		$149,007,304		$1,433,272		$44,435,372		$7,913,288		$6,455,067		$3,733,099

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Mid Cap Index Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II		Money Market Trust Series NAV

Total Assets

Investments at fair value		$7,972,888		$1,488,959		$7,199,233		$1,265,241		$4,339,899		$302,339

Units outstanding		133,371		25,321		126,647		80,778		368,458		23,822

Unit value		$59.78		$58.80		$56.84		$15.66		$11.78		$12.69

Shares		378,580		137,105		661,694		1,265,241		4,339,899		302,339

Cost		$7,545,747		$1,345,114		$6,563,921		$1,265,241		$4,339,899		$302,339

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II

Total Assets

Investments at fair value		$1,009,191		$4,165,138		$996,261		$3,130,486		$10,682,506		$11,717,129

Units outstanding		26,797		214,465		13,032		57,043		116,569		99,246

Unit value		$37.66		$19.42		$76.45		$54.88		$91.64		$118.06

Shares		94,849		398,578		48,693		153,155		429,880		573,526

Cost		$1,133,803		$4,791,150		$918,298		$2,944,509		$7,598,702		$8,348,424

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Select Bond Trust Series I		Select Bond Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II

Total Assets

Investments at fair value		$395,544		$44,173,626		$1,847,846		$1,803,731		$242,416		$4,810,431

Units outstanding		27,757		3,471,831		161,463		164,666		5,237		104,172

Unit value		$14.25		$12.72		$11.44		$10.95		$46.29		$46.18

Shares		34,276		3,824,556		162,377		158,500		17,180		344,340

Cost		$452,026		$49,973,538		$1,928,671		$1,842,377		$250,425		$4,715,050

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II

Total Assets

Investments at fair value		$2,690,949		$4,966,570		$1,677,144		$1,922,191		$1,792,987		$4,368,177

Units outstanding		41,406		80,976		34,186		48,003		27,906		85,290

Unit value		$64.99		$61.33		$49.06		$40.04		$64.25		$51.22

Shares		96,658		184,700		303,830		141,442		185,609		484,814

Cost		$2,555,612		$4,635,367		$1,888,458		$2,102,322		$1,759,251		$4,336,660

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II

Total Assets

Investments at fair value		$1,629,382		$3,266,799		$502,940		$5,155,727		$4,195,859		$6,947,527

Units outstanding		66,476		141,618		39,247		441,660		81,521		108,531

Unit value		$24.51		$23.07		$12.81		$11.67		$51.47		$64.01

Shares		128,703		257,228		57,087		584,550		146,146		243,773

Cost		$1,706,256		$3,429,351		$571,566		$5,665,149		$3,307,412		$5,279,002

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$
	Ultra Short Term Bond Trust Series II

Total Assets

Investments at fair value		$13,175,268

Units outstanding		1,155,507

Unit value		$11.40

Shares		1,147,671

Cost		$12,863,146

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$160,358	$160,935	$170,347	$185,518	$77,407	$86,845

Expenses:

Mortality and expense risk and administrative charges	(222,041)	(192,571)	(303,158)	(257,564)	(109,039)	(95,876)

Net investment income (loss)	(61,683)	(31,636)	(132,811)	(72,046)	(31,632)	(9,031)

Realized gains (losses) on investments:

Capital gain distributions received	186,198	178,292	233,935	238,904	86,538	92,966

Net realized gain (loss)	877,226	691,038	1,108,977	989,956	693,264	1,044,037

Realized gains (losses)	1,063,424	869,330	1,342,912	1,228,860	779,802	1,137,003

Unrealized appreciation (depreciation) during the period	2,111,222	2,037,359	2,749,500	2,397,888	735,064	241,624

Net increase (decrease) in net assets from operations	3,112,963	2,875,053	3,959,601	3,554,702	1,483,234	1,369,596

Changes from principal transactions:

Purchase payments	3,722	4,347	5,184	12,794	200	1,080

Transfers between sub-accounts and the company	(79,985)	(91,870)	(227,797)	1,546,532	(214,399)	2,148,468

Withdrawals	(1,146,027)	(1,327,793)	(919,322)	(1,987,333)	(885,198)	(1,535,931)

Annual contract fee	(3,936)	(4,332)	(64,867)	(62,953)	(34,441)	(34,550)

Net increase (decrease) in net assets from principal transactions	(1,226,226)	(1,419,648)	(1,206,802)	(490,960)	(1,133,838)	579,067

Total increase (decrease) in net assets	1,886,737	1,455,405	2,752,799	3,063,742	349,396	1,948,663

Net assets at beginning of period	14,073,560	12,618,155	18,126,828	15,063,086	6,963,354	5,014,691

Net assets at end of period	$15,960,297	$14,073,560	$20,879,627	$18,126,828	$7,312,750	$6,963,354

	2024	2023	2024	2023	2024	2023

Units, beginning of period	327,060	361,696	436,069	446,616	167,466	148,644

Units issued	4,354	1,462	45,165	55,183	828	66,333

Units redeemed	(29,553)	(36,098)	(71,526)	(65,730)	(25,090)	(47,511)

Units, end of period	301,861	327,060	409,708	436,069	143,204	167,466

See accompanying notes.

23 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$22,756	$23,753	$552,897	$504,697	$88,606	$86,410

Expenses:

Mortality and expense risk and administrative charges	(9,575)	(10,558)	(248,832)	(240,333)	(74,471)	(68,604)

Net investment income (loss)	13,181	13,195	304,065	264,364	14,135	17,806

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	292,856	645,730

Net realized gain (loss)	(21,559)	(21,833)	(334,199)	(374,459)	(244,342)	(235,527)

Realized gains (losses)	(21,559)	(21,833)	(334,199)	(374,459)	48,514	410,203

Unrealized appreciation (depreciation) during the period	11,517	41,518	99,434	771,339	600,708	110,041

Net increase (decrease) in net assets from operations	3,139	32,880	69,300	661,244	663,357	538,050

Changes from principal transactions:

Purchase payments	1,000	800	5,565	4,826	1,725	8,925

Transfers between sub-accounts and the company	7,860	16,366	1,258,636	1,184,261	163,686	52,594

Withdrawals	(105,509)	(98,663)	(1,563,525)	(1,286,403)	(457,677)	(485,670)

Annual contract fee	(323)	(380)	(47,635)	(51,503)	(1,871)	(2,038)

Net increase (decrease) in net assets from principal transactions	(96,972)	(81,877)	(346,959)	(148,819)	(294,137)	(426,189)

Total increase (decrease) in net assets	(93,833)	(48,997)	(277,659)	512,425	369,220	111,861

Net assets at beginning of period	692,772	741,769	15,632,969	15,120,544	4,828,099	4,716,238

Net assets at end of period	$598,939	$692,772	$15,355,310	$15,632,969	$5,197,319	$4,828,099

	2024	2023	2024	2023	2024	2023

Units, beginning of period	35,644	38,959	850,823	861,264	180,000	196,776

Units issued	478	1,079	76,808	103,222	8,996	2,573

Units redeemed	(5,464)	(4,394)	(96,598)	(113,663)	(19,735)	(19,349)

Units, end of period	30,658	35,644	831,033	850,823	169,261	180,000

See accompanying notes.

24 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$859,767	$887,220	$83,028	$33,501	$77	$42

Expenses:

Mortality and expense risk and administrative charges	(783,283)	(730,252)	(122,059)	(115,379)	(42)	(39)

Net investment income (loss)	76,484	156,968	(39,031)	(81,878)	35	3

Realized gains (losses) on investments:

Capital gain distributions received	3,117,787	6,998,798	838,480	1,094,596	523	656

Net realized gain (loss)	(2,625,130)	(1,955,810)	(15,696)	3,076	51	20

Realized gains (losses)	492,657	5,042,988	822,784	1,097,672	574	676

Unrealized appreciation (depreciation) during the period	6,579,174	621,409	156,930	455,946	10	281

Net increase (decrease) in net assets from operations	7,148,315	5,821,365	940,683	1,471,740	619	960

Changes from principal transactions:

Purchase payments	30	-	9,620	11,954	-	-

Transfers between sub-accounts and the company	(1,034,757)	114,021	(560,988)	(53,379)	(36)	(240)

Withdrawals	(5,300,586)	(3,830,596)	(911,347)	(607,197)	(296)	(300)

Annual contract fee	(342,715)	(351,741)	(42,234)	(44,465)	(52)	(54)

Net increase (decrease) in net assets from principal transactions	(6,678,028)	(4,068,316)	(1,504,949)	(693,087)	(384)	(594)

Total increase (decrease) in net assets	470,287	1,753,049	(564,266)	778,653	235	366

Net assets at beginning of period	52,591,756	50,838,707	8,329,651	7,550,998	5,019	4,653

Net assets at end of period	$53,062,043	$52,591,756	$7,765,385	$8,329,651	$5,254	$5,019

	2024	2023	2024	2023	2024	2023

Units, beginning of period	2,029,442	2,194,260	246,672	261,829	119	134

Units issued	5,792	14,851	2,349	14,165	5	3

Units redeemed	(242,987)	(179,669)	(42,836)	(29,322)	(14)	(18)

Units, end of period	1,792,247	2,029,442	206,185	246,672	110	119

See accompanying notes.

25 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$52,505	$237	$213	$53,702	$63,694

Expenses:

Mortality and expense risk and administrative charges	(1,205,689)	(1,102,459)	(3,405)	(2,898)	(101,390)	(88,921)

Net investment income (loss)	(1,205,689)	(1,049,954)	(3,168)	(2,685)	(47,688)	(25,227)

Realized gains (losses) on investments:

Capital gain distributions received	6,622,967	11,443,414	29,074	46,516	452,685	648,847

Net realized gain (loss)	1,159,659	(3,469,399)	2,649	(18,359)	55,693	(71,053)

Realized gains (losses)	7,782,626	7,974,015	31,723	28,157	508,378	577,794

Unrealized appreciation (depreciation) during the period	13,474,194	15,382,303	61,387	69,151	886,406	741,843

Net increase (decrease) in net assets from operations	20,051,131	22,306,364	89,942	94,623	1,347,096	1,294,410

Changes from principal transactions:

Purchase payments	13,808	24,278	-	-	1,140	1,640

Transfers between sub-accounts and the company	(7,337,611)	(7,606,234)	(21,245)	(22,479)	29,945	(62,878)

Withdrawals	(10,279,897)	(6,476,776)	(22,193)	(47,180)	(1,027,086)	(276,117)

Annual contract fee	(262,490)	(283,535)	(3,408)	(3,258)	(1,741)	(1,845)

Net increase (decrease) in net assets from principal transactions	(17,866,190)	(14,342,267)	(46,846)	(72,917)	(997,742)	(339,200)

Total increase (decrease) in net assets	2,184,941	7,964,097	43,096	21,706	349,354	955,210

Net assets at beginning of period	75,807,473	67,843,376	314,995	293,289	6,569,177	5,613,967

Net assets at end of period	$77,992,414	$75,807,473	$358,091	$314,995	$6,918,531	$6,569,177

	2024	2023	2024	2023	2024	2023

Units, beginning of period	967,779	1,177,238	5,282	6,746	111,498	117,145

Units issued	8,050	14,227	-	6	5,753	337

Units redeemed	(202,153)	(223,686)	(668)	(1,470)	(21,261)	(5,984)

Units, end of period	773,676	967,779	4,614	5,282	95,990	111,498

See accompanying notes.

26 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$478,002	$594,951	$5,123	$5,643	$192,603	$248,411

Expenses:

Mortality and expense risk and administrative charges	(1,055,979)	(966,517)	(4,319)	(3,823)	(470,695)	(455,433)

Net investment income (loss)	(577,977)	(371,566)	804	1,820	(278,092)	(207,022)

Realized gains (losses) on investments:

Capital gain distributions received	4,481,111	6,687,070	29,716	42,489	29,207	4,314,747

Net realized gain (loss)	644,829	(647,587)	4,696	(8,210)	(1,342,824)	(509,379)

Realized gains (losses)	5,125,940	6,039,483	34,412	34,279	(1,313,617)	3,805,368

Unrealized appreciation (depreciation) during the period	8,796,005	7,777,801	56,588	54,935	2,064,986	193,802

Net increase (decrease) in net assets from operations	13,343,968	13,445,718	91,804	91,034	473,277	3,792,148

Changes from principal transactions:

Purchase payments	13,093	20,808	-	-	10,155	15,010

Transfers between sub-accounts and the company	(3,952,981)	(2,404,042)	(22,007)	(16,885)	1,594,387	375,712

Withdrawals	(8,190,694)	(5,043,487)	(35,621)	(55,935)	(3,630,727)	(2,299,737)

Annual contract fee	(248,810)	(269,097)	(4,473)	(4,471)	(121,283)	(134,473)

Net increase (decrease) in net assets from principal transactions	(12,379,392)	(7,695,818)	(62,101)	(77,291)	(2,147,468)	(2,043,488)

Total increase (decrease) in net assets	964,576	5,749,900	29,703	13,743	(1,674,191)	1,748,660

Net assets at beginning of period	66,000,501	60,250,601	424,226	410,483	30,610,550	28,861,890

Net assets at end of period	$66,965,077	$66,000,501	$453,929	$424,226	$28,936,359	$30,610,550

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,236,642	1,395,748	9,276	11,226	1,036,162	1,108,635

Units issued	12,553	35,459	-	-	80,042	60,055

Units redeemed	(215,868)	(194,565)	(1,196)	(1,950)	(142,915)	(132,528)

Units, end of period	1,033,327	1,236,642	8,080	9,276	973,289	1,036,162

See accompanying notes.

27 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$2,041	$2,574	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(1,846)	(1,771)	(380,113)	(291,331)	(223,710)	(190,925)

Net investment income (loss)	195	803	(380,113)	(291,331)	(223,710)	(190,925)

Realized gains (losses) on investments:

Capital gain distributions received	182	26,615	2,193,921	-	1,329,409	-

Net realized gain (loss)	(3,870)	(9,059)	373,697	(428,339)	(432,926)	(1,564,505)

Realized gains (losses)	(3,688)	17,556	2,567,618	(428,339)	896,483	(1,564,505)

Unrealized appreciation (depreciation) during the period	8,258	8,841	5,159,566	8,277,522	3,516,145	6,558,322

Net increase (decrease) in net assets from operations	4,765	27,200	7,347,071	7,557,852	4,188,918	4,802,892

Changes from principal transactions:

Purchase payments	-	-	2,494	10,873	13,852	15,500

Transfers between sub-accounts and the company	11,639	1,366	(239,511)	(348,057)	(661,743)	(829,130)

Withdrawals	(19,083)	(34,486)	(2,285,569)	(759,716)	(1,614,042)	(1,262,541)

Annual contract fee	(1,867)	(2,047)	(5,840)	(6,366)	(39,691)	(39,406)

Net increase (decrease) in net assets from principal transactions	(9,311)	(35,167)	(2,528,426)	(1,103,266)	(2,301,624)	(2,115,577)

Total increase (decrease) in net assets	(4,546)	(7,967)	4,818,645	6,454,586	1,887,294	2,687,315

Net assets at beginning of period	189,255	197,222	22,755,322	16,300,736	13,462,127	10,774,812

Net assets at end of period	$184,709	$189,255	$27,573,967	$22,755,322	$15,349,421	$13,462,127

	2024	2023	2024	2023	2024	2023

Units, beginning of period	10,243	12,253	243,124	254,725	203,557	240,904

Units issued	644	403	1,605	941	5,844	11,959

Units redeemed	(1,077)	(2,413)	(25,763)	(12,542)	(35,441)	(49,306)

Units, end of period	9,810	10,243	218,966	243,124	173,960	203,557

See accompanying notes.

28 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$108,281	$253,080

Expenses:

Mortality and expense risk and administrative charges	(195,335)	(156,757)	(156,274)	(128,226)	(258,695)	(248,173)

Net investment income (loss)	(195,335)	(156,757)	(156,274)	(128,226)	(150,414)	4,907

Realized gains (losses) on investments:

Capital gain distributions received	704,539	158,373	657,071	154,371	152,453	1,652,293

Net realized gain (loss)	287,149	(227,214)	(127,801)	(523,513)	24,363	(48,911)

Realized gains (losses)	991,688	(68,841)	529,270	(369,142)	176,816	1,603,382

Unrealized appreciation (depreciation) during the period	2,565,665	4,540,768	2,075,944	3,748,528	1,644,392	852,056

Net increase (decrease) in net assets from operations	3,362,018	4,315,170	2,448,940	3,251,160	1,670,794	2,460,345

Changes from principal transactions:

Purchase payments	14,385	4,904	900	34,033	11,701	11,320

Transfers between sub-accounts and the company	4,370	(179,094)	(142,415)	(236,854)	(198,068)	107,326

Withdrawals	(1,457,090)	(935,531)	(1,531,684)	(757,687)	(1,661,779)	(1,123,584)

Annual contract fee	(3,797)	(4,195)	(24,455)	(22,237)	(113,777)	(114,329)

Net increase (decrease) in net assets from principal transactions	(1,442,132)	(1,113,916)	(1,697,654)	(982,745)	(1,961,923)	(1,119,267)

Total increase (decrease) in net assets	1,919,886	3,201,254	751,286	2,268,415	(291,129)	1,341,078

Net assets at beginning of period	12,139,987	8,938,733	9,111,781	6,843,366	17,025,582	15,684,504

Net assets at end of period	$14,059,873	$12,139,987	$9,863,067	$9,111,781	$16,734,453	$17,025,582

	2024	2023	2024	2023	2024	2023

Units, beginning of period	249,352	274,986	128,125	144,563	455,404	486,964

Units issued	7,193	6,203	5,338	3,540	5,052	14,496

Units redeemed	(32,674)	(31,837)	(25,025)	(19,978)	(54,481)	(46,056)

Units, end of period	223,871	249,352	108,438	128,125	405,975	455,404

See accompanying notes.

29 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Core Bond Trust Series I		Core Bond Trust Series II		Disciplined Value Emerging Markets Value Trust Series II

	2024	2023	2024	2023	2024 (a)	2023

Income:

Dividend distributions received	$153,903	$113,416	$164,867	$150,259	$113,884	$44,482

Expenses:

Mortality and expense risk and administrative charges	(62,766)	(58,520)	(78,163)	(83,934)	(43,802)	(45,859)

Net investment income (loss)	91,137	54,896	86,704	66,325	70,082	(1,377)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(80,348)	(64,077)	(247,014)	(145,182)	(3,708)	(26,349)

Realized gains (losses)	(80,348)	(64,077)	(247,014)	(145,182)	(3,708)	(26,349)

Unrealized appreciation (depreciation) during the period	(7,136)	181,906	136,476	286,585	(174,232)	429,540

Net increase (decrease) in net assets from operations	3,653	172,725	(23,834)	207,728	(107,858)	401,814

Changes from principal transactions:

Purchase payments	120	120	12,191	750	740	920

Transfers between sub-accounts and the company	295,336	339,590	(115,276)	346,792	(179,066)	(155,916)

Withdrawals	(304,781)	(234,437)	(892,545)	(542,462)	(255,603)	(43,939)

Annual contract fee	(1,231)	(1,601)	(11,680)	(13,796)	(12,770)	(15,543)

Net increase (decrease) in net assets from principal transactions	(10,556)	103,672	(1,007,310)	(208,716)	(446,699)	(214,478)

Total increase (decrease) in net assets	(6,903)	276,397	(1,031,144)	(988)	(554,557)	187,336

Net assets at beginning of period	4,178,878	3,902,481	5,603,009	5,603,997	3,305,247	3,117,911

Net assets at end of period	$4,171,975	$4,178,878	$4,571,865	$5,603,009	$2,750,690	$3,305,247

	2024	2023	2024	2023	2024	2023

Units, beginning of period	250,041	243,781	359,402	374,602	250,479	267,062

Units issued	21,074	21,929	11,410	34,242	11,885	12,317

Units redeemed	(22,038)	(15,669)	(76,779)	(49,442)	(45,145)	(28,900)

Units, end of period	249,077	250,041	294,033	359,402	217,219	250,479

	(a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series II.

See accompanying notes.

30 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Disciplined Value International Trust Series I		Disciplined Value International Trust Series II		Equity Income Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$8,774	$54,614	$6,104	$78,690	$308,912	$349,937
Expenses:

Mortality and expense risk and administrative charges	(44,185)	(46,852)	(73,852)	(72,797)	(280,571)	(272,156)

Net investment income (loss)	(35,411)	7,762	(67,748)	5,893	28,341	77,781

Realized gains (losses) on investments:

Capital gain distributions received	258,665	-	410,364	-	838,290	1,680,576

Net realized gain (loss)	104,212	51,762	210,895	96,447	(209,705)	(613,452)

Realized gains (losses)	362,877	51,762	621,259	96,447	628,585	1,067,124

Unrealized appreciation (depreciation) during the period	(360,435)	466,087	(612,555)	679,642	1,215,685	208,301

Net increase (decrease) in net assets from operations	(32,969)	525,611	(59,044)	781,982	1,872,611	1,353,206

Changes from principal transactions:

Purchase payments	480	17,525	8,387	14,701	3,682	66,496

Transfers between sub-accounts and the company	12,716	14,071	(83,640)	(42,603)	(121,556)	(154,215)

Withdrawals	(409,196)	(545,340)	(381,558)	(394,244)	(2,285,145)	(1,913,496)

Annual contract fee	(994)	(1,196)	(12,933)	(14,258)	(4,993)	(6,288)

Net increase (decrease) in net assets from principal transactions	(396,994)	(514,940)	(469,744)	(436,404)	(2,408,012)	(2,007,503)

Total increase (decrease) in net assets	(429,963)	10,671	(528,788)	345,578	(535,401)	(654,297)

Net assets at beginning of period	3,085,542	3,074,871	4,931,823	4,586,245	18,808,232	19,462,529

Net assets at end of period	$2,655,579	$3,085,542	$4,403,035	$4,931,823	$18,272,831	$18,808,232

	2024	2023	2024	2023	2024	2023

Units, beginning of period	119,735	140,304	178,889	195,037	239,671	265,885

Units issued	3,622	1,796	10,647	4,486	494	4,261

Units redeemed	(18,291)	(22,365)	(26,695)	(20,634)	(30,358)	(30,475)

Units, end of period	105,066	119,735	162,841	178,889	209,807	239,671

See accompanying notes.

31 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Equity Income Trust Series II		Financial Industries Trust Series I		Financial Industries Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$189,676	$239,342	$7,114	$10,089	$17,100	$33,863

Expenses:

Mortality and expense risk and administrative charges	(205,424)	(215,657)	(10,646)	(9,123)	(33,597)	(33,284)

Net investment income (loss)	(15,748)	23,685	(3,532)	966	(16,497)	579

Realized gains (losses) on investments:

Capital gain distributions received	573,094	1,267,980	-	25,079	-	94,220

Net realized gain (loss)	(20,496)	(270,072)	(2,633)	(9,440)	(70,158)	(137,417)

Realized gains (losses)	552,598	997,908	(2,633)	15,639	(70,158)	(43,197)

Unrealized appreciation (depreciation) during the period	725,376	1,023	174,499	1,748	621,334	107,630

Net increase (decrease) in net assets from operations	1,262,226	1,022,616	168,334	18,353	534,679	65,012

Changes from principal transactions:

Purchase payments	20,726	8,134	480	880	375	8,000

Transfers between sub-accounts and the company	(273,660)	(51,469)	808	1,933	(415,590)	(157,249)

Withdrawals	(2,462,195)	(2,006,610)	(75,957)	(13,867)	(247,033)	(176,580)

Annual contract fee	(36,384)	(42,600)	(243)	(267)	(6,345)	(6,563)

Net increase (decrease) in net assets from principal transactions	(2,751,513)	(2,092,545)	(74,912)	(11,321)	(668,593)	(332,392)

Total increase (decrease) in net assets	(1,489,287)	(1,069,929)	93,422	7,032	(133,914)	(267,380)

Net assets at beginning of period	13,931,898	15,001,827	626,198	619,166	2,198,030	2,465,410

Net assets at end of period	$12,442,611	$13,931,898	$719,620	$626,198	$2,064,116	$2,198,030

	2024	2023	2024	2023	2024	2023

Units, beginning of period	357,837	412,868	20,801	21,214	70,463	81,640

Units issued	9,402	11,797	386	507	961	2,748

Units redeemed	(73,600)	(66,828)	(2,504)	(920)	(19,648)	(13,925)

Units, end of period	293,639	357,837	18,683	20,801	51,776	70,463

See accompanying notes.

32 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$10,264	$70,236	$207,152	$31,434	$170,482

Expenses:

Mortality and expense risk and administrative charges	(88,903)	(82,015)	(334,385)	(302,076)	(345,783)	(321,354)

Net investment income (loss)	(88,903)	(71,751)	(264,149)	(94,924)	(314,349)	(150,872)

Realized gains (losses) on investments:

Capital gain distributions received	481,187	666,004	2,225,899	1,539,808	2,090,732	1,528,704

Net realized gain (loss)	586,384	300,345	1,176,159	627,215	1,602,296	807,503

Realized gains (losses)	1,067,571	966,349	3,402,058	2,167,023	3,693,028	2,336,207

Unrealized appreciation (depreciation) during the period	171,867	607,371	64,398	1,963,040	(292,469)	1,848,121

Net increase (decrease) in net assets from operations	1,150,535	1,501,969	3,202,307	4,035,139	3,086,210	4,033,456

Changes from principal transactions:

Purchase payments	4,017	8,708	7,486	69,325	7,786	9,826

Transfers between sub-accounts and the company	(73,860)	(24,812)	(40,170)	(36,011)	(788,146)	(676,167)

Withdrawals	(1,320,956)	(524,389)	(2,667,383)	(1,855,362)	(3,044,951)	(1,787,133)

Annual contract fee	(18,376)	(20,918)	(6,449)	(7,572)	(68,025)	(77,644)

Net increase (decrease) in net assets from principal transactions	(1,409,175)	(561,411)	(2,706,516)	(1,829,620)	(3,893,336)	(2,531,118)

Total increase (decrease) in net assets	(258,640)	940,558	495,791	2,205,519	(807,126)	1,502,338

Net assets at beginning of period	5,690,355	4,749,797	21,825,177	19,619,658	21,732,613	20,230,275

Net assets at end of period	$5,431,715	$5,690,355	$22,320,968	$21,825,177	$20,925,487	$21,732,613

	2024	2023	2024	2023	2024	2023

Units, beginning of period	77,402	86,015	438,571	475,359	482,682	545,749

Units issued	1,621	982	5,775	3,391	3,812	4,277

Units redeemed	(18,218)	(9,595)	(55,783)	(40,179)	(82,842)	(67,344)

Units, end of period	60,805	77,402	388,563	438,571	403,652	482,682

See accompanying notes.

33 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Global Equity Trust Series I		Global Equity Trust Series II		Health Sciences Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$66,203	$42,288	$36,685	$21,845	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(80,682)	(75,317)	(56,750)	(54,692)	(49,035)	(47,582)

Net investment income (loss)	(14,479)	(33,029)	(20,065)	(32,847)	(49,035)	(47,582)

Realized gains (losses) on investments:

Capital gain distributions received	282,870	189,148	183,369	125,539	205,072	162,523

Net realized gain (loss)	301,082	66,046	97,345	48,110	20,288	(5,036)

Realized gains (losses)	583,952	255,194	280,714	173,649	225,360	157,487

Unrealized appreciation (depreciation) during the period	(72,939)	700,819	56,262	463,975	(148,565)	(31,381)

Net increase (decrease) in net assets from operations	496,534	922,984	316,911	604,777	27,760	78,524

Changes from principal transactions:

Purchase payments	2,014	2,266	360	11,616	240	240

Transfers between sub-accounts and the company	(7,332)	(38,876)	(221,168)	(158,651)	(21,775)	27,288

Withdrawals	(601,384)	(443,744)	(267,575)	(253,685)	(384,459)	(147,163)

Annual contract fee	(5,870)	(6,332)	(11,879)	(15,323)	(1,741)	(1,881)

Net increase (decrease) in net assets from principal transactions	(612,572)	(486,686)	(500,262)	(416,043)	(407,735)	(121,516)

Total increase (decrease) in net assets	(116,038)	436,298	(183,351)	188,734	(379,975)	(42,992)

Net assets at beginning of period	5,722,207	5,285,909	3,743,736	3,555,002	3,181,050	3,224,042

Net assets at end of period	$5,606,169	$5,722,207	$3,560,385	$3,743,736	$2,801,075	$3,181,050

	2024	2023	2024	2023	2024	2023

Units, beginning of period	121,543	133,501	137,013	152,427	30,640	31,871

Units issued	991	425	1,625	4,680	250	393

Units redeemed	(12,909)	(12,383)	(18,410)	(20,094)	(3,985)	(1,624)

Units, end of period	109,625	121,543	120,228	137,013	26,905	30,640

See accompanying notes.

34 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$77,831	$27,000	$185,382	$63,767

Expenses:

Mortality and expense risk and administrative charges	(93,831)	(102,032)	(15,027)	(14,128)	(43,836)	(42,503)

Net investment income (loss)	(93,831)	(102,032)	62,804	12,872	141,546	21,264

Realized gains (losses) on investments:

Capital gain distributions received	449,634	399,888	-	-	-	-

Net realized gain (loss)	(105,425)	(217,384)	(15,710)	(30,369)	(32,990)	(91,322)

Realized gains (losses)	344,209	182,504	(15,710)	(30,369)	(32,990)	(91,322)

Unrealized appreciation (depreciation) during the period	(149,733)	54,461	31,981	129,396	86,257	361,067

Net increase (decrease) in net assets from operations	100,645	134,933	79,075	111,899	194,813	291,009

Changes from principal transactions:

Purchase payments	375	33,903	-	-	1,480	2,339

Transfers between sub-accounts and the company	43,161	(160,291)	36,728	14,227	(70,188)	225,316

Withdrawals	(1,243,589)	(760,586)	(84,495)	(70,105)	(276,440)	(348,686)

Annual contract fee	(19,129)	(23,513)	(2,572)	(2,658)	(11,217)	(11,279)

Net increase (decrease) in net assets from principal transactions	(1,219,182)	(910,487)	(50,339)	(58,536)	(356,365)	(132,310)

Total increase (decrease) in net assets	(1,118,537)	(775,554)	28,736	53,363	(161,552)	158,699

Net assets at beginning of period	6,433,803	7,209,357	1,067,647	1,014,284	2,919,440	2,760,741

Net assets at end of period	$5,315,266	$6,433,803	$1,096,383	$1,067,647	$2,757,888	$2,919,440

	2024	2023	2024	2023	2024	2023

Units, beginning of period	64,170	72,620	41,667	43,983	112,589	117,267

Units issued	2,193	3,227	2,171	2,048	3,400	18,252

Units redeemed	(12,767)	(11,677)	(3,925)	(4,364)	(15,876)	(22,930)

Units, end of period	53,596	64,170	39,913	41,667	100,113	112,589

See accompanying notes.

35 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	International Equity Index Series I		International Equity Index Series II		International Equity Index Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$10,930	$14,362	$44,171	$72,430	$14,134	$21,012

Expenses:

Mortality and expense risk and administrative charges	(10,073)	(8,834)	(52,281)	(49,155)	(13,959)	(13,886)

Net investment income (loss)	857	5,528	(8,110)	23,275	175	7,126

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	11,356	4,445	73,409	11,757	18,479	14,171

Realized gains (losses)	11,356	4,445	73,409	11,757	18,479	14,171

Unrealized appreciation (depreciation) during the period	11,771	66,808	45,436	372,119	8,317	82,885

Net increase (decrease) in net assets from operations	23,984	76,781	110,735	407,151	26,971	104,182

Changes from principal transactions:

Purchase payments	-	-	495	120	-	-

Transfers between sub-accounts and the company	64,000	4,517	(346,280)	76,327	23,376	16,946

Withdrawals	(42,880)	(21,342)	(156,427)	(95,502)	(122,960)	(121,886)

Annual contract fee	(267)	(308)	(10,843)	(11,611)	(3,932)	(4,207)

Net increase (decrease) in net assets from principal transactions	20,853	(17,133)	(513,055)	(30,666)	(103,516)	(109,147)

Total increase (decrease) in net assets	44,837	59,648	(402,320)	376,485	(76,545)	(4,965)

Net assets at beginning of period	634,998	575,350	3,449,205	3,072,720	828,650	833,615

Net assets at end of period	$679,835	$634,998	$3,046,885	$3,449,205	$752,105	$828,650

	2024	2023	2024	2023	2024	2023

Units, beginning of period	34,458	35,497	192,692	194,089	56,790	64,951

Units issued	3,392	981	70,420	9,950	1,760	1,297

Units redeemed	(2,243)	(2,020)	(97,818)	(11,347)	(8,664)	(9,458)

Units, end of period	35,607	34,458	165,294	192,692	49,886	56,790

See accompanying notes.

36 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	International Small Company Trust Series I		International Small Company Trust Series II		Investment Quality Bond Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$29,113	$20,378	$43,943	$34,462	$45,906	$24,275

Expenses:

Mortality and expense risk and administrative charges	(15,419)	(14,609)	(27,524)	(29,587)	(20,985)	(22,753)

Net investment income (loss)	13,694	5,769	16,419	4,875	24,921	1,522

Realized gains (losses) on investments:

Capital gain distributions received	7,971	22,367	12,840	41,533	-	-

Net realized gain (loss)	2,663	1,710	23,789	38,077	(60,521)	(30,087)

Realized gains (losses)	10,634	24,077	36,629	79,610	(60,521)	(30,087)

Unrealized appreciation (depreciation) during the period	(7,134)	84,600	(23,046)	137,792	41,225	106,625

Net increase (decrease) in net assets from operations	17,194	114,446	30,002	222,277	5,625	78,060

Changes from principal transactions:

Purchase payments	397	397	1,035	360	505	505

Transfers between sub-accounts and the company	13,055	7,000	(140,868)	(35,912)	(44,508)	(2,415)

Withdrawals	(41,300)	(50,549)	(279,503)	(201,243)	(230,161)	(94,804)

Annual contract fee	(344)	(399)	(7,048)	(8,908)	(1,760)	(2,215)

Net increase (decrease) in net assets from principal transactions	(28,192)	(43,551)	(426,384)	(245,703)	(275,924)	(98,929)

Total increase (decrease) in net assets	(10,998)	70,895	(396,382)	(23,426)	(270,299)	(20,869)

Net assets at beginning of period	1,056,086	985,191	1,996,899	2,020,325	1,602,530	1,623,399

Net assets at end of period	$1,045,088	$1,056,086	$1,600,517	$1,996,899	$1,332,231	$1,602,530

	2024	2023	2024	2023	2024	2023

Units, beginning of period	45,024	46,703	88,598	99,943	55,161	58,416

Units issued	760	366	2,287	2,047	1,190	1,466

Units redeemed	(1,923)	(2,045)	(20,700)	(13,392)	(10,942)	(4,721)

Units, end of period	43,861	45,024	70,185	88,598	45,409	55,161

See accompanying notes.

37 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Investment Quality Bond Trust Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$327,874	$130,433	$143,108	$131,837	$5,276,469	$4,977,639

Expenses:

Mortality and expense risk and administrative charges	(155,818)	(143,518)	(81,606)	(77,174)	(3,506,469)	(3,483,459)

Net investment income (loss)	172,056	(13,085)	61,502	54,663	1,770,000	1,494,180

Realized gains (losses) on investments:

Capital gain distributions received	-	-	152,657	507,083	6,095,626	21,238,624

Net realized gain (loss)	(211,080)	(237,941)	(35,246)	(37,837)	(2,116,949)	(2,710,936)

Realized gains (losses)	(211,080)	(237,941)	117,411	469,246	3,978,677	18,527,688

Unrealized appreciation (depreciation) during the period	66,633	689,700	234,802	140,099	10,589,700	7,510,960

Net increase (decrease) in net assets from operations	27,609	438,674	413,715	664,008	16,338,377	27,532,828

Changes from principal transactions:

Purchase payments	600	3,241	2,400	2,400	573,297	274,362

Transfers between sub-accounts and the company	1,044,043	1,218,428	24,204	141,307	1,103,235	(2,854,471)

Withdrawals	(902,168)	(801,244)	(503,500)	(431,197)	(28,447,787)	(20,833,456)

Annual contract fee	(42,598)	(41,283)	(19,486)	(19,512)	(1,486,934)	(1,549,226)

Net increase (decrease) in net assets from principal transactions	99,877	379,142	(496,382)	(307,002)	(28,258,189)	(24,962,791)

Total increase (decrease) in net assets	127,486	817,816	(82,667)	357,006	(11,919,812)	2,570,037

Net assets at beginning of period	10,289,671	9,471,855	5,964,831	5,607,825	247,638,637	245,068,600

Net assets at end of period	$10,417,157	$10,289,671	$5,882,164	$5,964,831	$235,718,825	$247,638,637

	2024	2023	2024	2023	2024	2023

Units, beginning of period	579,425	556,652	319,986	337,780	13,148,069	14,554,015

Units issued	68,498	74,862	1,887	8,307	213,934	278,468

Units redeemed	(64,088)	(52,089)	(27,166)	(26,101)	(1,652,893)	(1,684,414)

Units, end of period	583,835	579,425	294,707	319,986	11,709,110	13,148,069

See accompanying notes.

38 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$57,837	$54,353	$1,075,970	$1,030,621	$205,326	$187,381

Expenses:

Mortality and expense risk and administrative charges	(29,741)	(29,438)	(565,013)	(600,994)	(137,768)	(129,874)

Net investment income (loss)	28,096	24,915	510,957	429,627	67,558	57,507

Realized gains (losses) on investments:

Capital gain distributions received	3,294	83,864	65,884	1,757,920	369,658	1,177,561

Net realized gain (loss)	(42,357)	(31,642)	(1,052,160)	(1,116,553)	(81,818)	(54,642)

Realized gains (losses)	(39,063)	52,222	(986,276)	641,367	287,840	1,122,919

Unrealized appreciation (depreciation) during the period	69,570	65,383	1,506,490	1,800,849	580,155	178,935

Net increase (decrease) in net assets from operations	58,603	142,520	1,031,171	2,871,843	935,553	1,359,361

Changes from principal transactions:

Purchase payments	2,163	1,168	40,570	45,322	14,980	15,480

Transfers between sub-accounts and the company	-	18,608	(778,346)	(424,313)	31,697	(1,410)

Withdrawals	(212,069)	(148,848)	(4,001,450)	(4,067,657)	(1,172,083)	(585,110)

Annual contract fee	(1,911)	(2,013)	(313,970)	(334,091)	(28,021)	(27,927)

Net increase (decrease) in net assets from principal transactions	(211,817)	(131,085)	(5,053,196)	(4,780,739)	(1,153,427)	(598,967)

Total increase (decrease) in net assets	(153,214)	11,435	(4,022,025)	(1,908,896)	(217,874)	760,394

Net assets at beginning of period	1,993,110	1,981,675	40,659,230	42,568,126	9,892,860	9,132,466

Net assets at end of period	$1,839,896	$1,993,110	$36,637,205	$40,659,230	$9,674,986	$9,892,860

	2024	2023	2024	2023	2024	2023

Units, beginning of period	133,782	140,993	2,710,082	3,041,565	466,338	496,848

Units issued	3,945	1,383	54,646	47,998	6,524	681

Units redeemed	(17,618)	(8,594)	(386,955)	(379,481)	(58,011)	(31,191)

Units, end of period	120,109	133,782	2,377,773	2,710,082	414,851	466,338

See accompanying notes.

39 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$10,135,002	$9,151,290	$2,638	$2,252	$46,361	$46,877

Expenses:

Mortality and expense risk and administrative charges	(7,694,259)	(7,416,441)	(1,466)	(1,318)	(26,844)	(26,892)

Net investment income (loss)	2,440,743	1,734,849	1,172	934	19,517	19,985

Realized gains (losses) on investments:

Capital gain distributions received	19,953,245	64,744,839	4,545	13,685	35,415	149,073

Net realized gain (loss)	(9,252,987)	(4,888,553)	(1,184)	(1,247)	(53,355)	(21,538)

Realized gains (losses)	10,700,258	59,856,286	3,361	12,438	(17,940)	127,535

Unrealized appreciation (depreciation) during the period	36,930,217	11,995,842	6,886	2,574	96,823	48,432

Net increase (decrease) in net assets from operations	50,071,218	73,586,977	11,419	15,946	98,400	195,952

Changes from principal transactions:

Purchase payments	3,110,061	3,933,816	-	-	-	-

Transfers between sub-accounts and the company	(562,245)	(2,056,903)	-	-	1,068	776

Withdrawals	(64,939,549)	(43,677,749)	(5,578)	(5,579)	(390,384)	(142,253)

Annual contract fee	(3,401,605)	(3,560,773)	-	-	(2,449)	(4,671)

Net increase (decrease) in net assets from principal transactions	(65,793,338)	(45,361,609)	(5,578)	(5,579)	(391,765)	(146,148)

Total increase (decrease) in net assets	(15,722,120)	28,225,368	5,841	10,367	(293,365)	49,804

Net assets at beginning of period	541,353,103	513,127,735	115,676	105,309	1,983,662	1,933,858

Net assets at end of period	$525,630,983	$541,353,103	$121,517	$115,676	$1,690,297	$1,983,662

	2024	2023	2024	2023	2024	2023

Units, beginning of period	24,961,145	27,200,448	6,681	7,030	114,725	123,741

Units issued	391,913	504,421	-	-	44	30

Units redeemed	(3,268,890)	(2,743,724)	(303)	(349)	(21,484)	(9,046)

Units, end of period	22,084,168	24,961,145	6,378	6,681	93,285	114,725

See accompanying notes.

40 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Lifestyle Moderate Portfolio Series II		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,674,040	$1,542,385	$99,004	$107,496	$2,681,623	$2,545,155

Expenses:

Mortality and expense risk and administrative charges	(1,006,566)	(1,030,857)	(61,639)	(64,518)	(1,720,052)	(1,735,513)

Net investment income (loss)	667,474	511,528	37,365	42,978	961,571	809,642

Realized gains (losses) on investments:

Capital gain distributions received	1,294,143	5,418,237	15,897	361,581	470,850	9,592,711

Net realized gain (loss)	(1,434,898)	(1,258,946)	(302,099)	(109,537)	(4,096,258)	(5,990,861)

Realized gains (losses)	(140,755)	4,159,291	(286,202)	252,044	(3,625,408)	3,601,850

Unrealized appreciation (depreciation) during the period	3,120,430	2,287,802	569,155	158,083	11,416,316	7,190,257

Net increase (decrease) in net assets from operations	3,647,149	6,958,621	320,318	453,105	8,752,479	11,601,749

Changes from principal transactions:

Purchase payments	12,156	132,344	-	8,000	14,698	26,915

Transfers between sub-accounts and the company	(554,489)	134,863	31,511	1,994	(147,316)	(1,014,426)

Withdrawals	(7,926,511)	(6,877,018)	(1,103,244)	(271,319)	(14,043,657)	(14,187,585)

Annual contract fee	(458,726)	(498,365)	(11,058)	(13,263)	(800,168)	(864,744)

Net increase (decrease) in net assets from principal transactions	(8,927,570)	(7,108,176)	(1,082,791)	(274,588)	(14,976,443)	(16,039,840)

Total increase (decrease) in net assets	(5,280,421)	(149,555)	(762,473)	178,517	(6,223,964)	(4,438,091)

Net assets at beginning of period	71,295,290	71,444,845	4,697,565	4,519,048	120,216,972	124,655,063

Net assets at end of period	$66,014,869	$71,295,290	$3,935,092	$4,697,565	$113,993,008	$120,216,972

	2024	2023	2024	2023	2024	2023

Units, beginning of period	4,093,727	4,522,805	169,415	180,049	5,305,911	6,035,642

Units issued	62,351	56,046	2,236	539	35,192	19,565

Units redeemed	(561,887)	(485,124)	(41,911)	(11,173)	(684,151)	(749,296)

Units, end of period	3,594,191	4,093,727	129,740	169,415	4,656,952	5,305,911

See accompanying notes.

41 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$17,533	$22,361	$627,504	$660,473	$68,409	$60,599

Expenses:

Mortality and expense risk and administrative charges	(8,709)	(11,396)	(322,254)	(355,794)	(44,884)	(41,278)

Net investment income (loss)	8,824	10,965	305,250	304,679	23,525	19,321

Realized gains (losses) on investments:

Capital gain distributions received	-	15,517	-	499,158	19,646	357,667

Net realized gain (loss)	(48,899)	(26,259)	(716,944)	(704,816)	(71,680)	(51,675)

Realized gains (losses)	(48,899)	(10,742)	(716,944)	(205,658)	(52,034)	305,992

Unrealized appreciation (depreciation) during the period	49,375	29,716	844,381	770,923	350,323	26,949

Net increase (decrease) in net assets from operations	9,300	29,939	432,687	869,944	321,814	352,262

Changes from principal transactions:

Purchase payments	-	-	300	540	-	-

Transfers between sub-accounts and the company	(73,579)	9,296	(742,843)	(122,868)	143,534	19,342

Withdrawals	(157,261)	(134,672)	(2,963,392)	(2,686,577)	(258,110)	(180,419)

Annual contract fee	(113)	(122)	(193,744)	(212,102)	(10,015)	(9,681)

Net increase (decrease) in net assets from principal transactions	(230,953)	(125,498)	(3,899,679)	(3,021,007)	(124,591)	(170,758)

Total increase (decrease) in net assets	(221,653)	(95,559)	(3,466,992)	(2,151,063)	197,223	181,504

Net assets at beginning of period	753,899	849,458	23,484,045	25,635,108	3,182,674	3,001,170

Net assets at end of period	$532,246	$753,899	$20,017,053	$23,484,045	$3,379,897	$3,182,674

	2024	2023	2024	2023	2024	2023

Units, beginning of period	28,137	32,496	1,322,820	1,489,890	113,423	121,575

Units issued	1,840	319	10,211	23,210	4,681	606

Units redeemed	(9,704)	(4,678)	(231,228)	(190,280)	(9,037)	(8,758)

Units, end of period	20,273	28,137	1,101,803	1,322,820	109,067	113,423

See accompanying notes.

42 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Growth Portfolio Series II		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$2,578,795	$2,502,230	$35,832	$43,919	$1,040,247	$1,014,139

Expenses:

Mortality and expense risk and administrative charges	(2,133,715)	(2,110,301)	(23,710)	(24,870)	(586,535)	(618,197)

Net investment income (loss)	445,080	391,929	12,122	19,049	453,712	395,942

Realized gains (losses) on investments:

Capital gain distributions received	860,009	16,839,169	-	115,144	-	2,962,186

Net realized gain (loss)	(5,695,057)	(5,738,304)	(106,200)	(147,586)	(1,257,135)	(1,840,399)

Realized gains (losses)	(4,835,048)	11,100,865	(106,200)	(32,442)	(1,257,135)	1,121,787

Unrealized appreciation (depreciation) during the period	18,342,214	4,737,348	209,153	168,317	3,435,193	2,297,832

Net increase (decrease) in net assets from operations	13,952,246	16,230,142	115,075	154,924	2,631,770	3,815,561

Changes from principal transactions:

Purchase payments	108,396	103,999	-	-	450	570

Transfers between sub-accounts and the company	(1,087,492)	(959,092)	415	(190,880)	(616,486)	(383,290)

Withdrawals	(17,862,142)	(16,093,609)	(595,808)	(225,738)	(5,321,702)	(5,212,451)

Annual contract fee	(1,007,967)	(1,092,083)	(1,339)	(1,384)	(313,955)	(355,122)

Net increase (decrease) in net assets from principal transactions	(19,849,205)	(18,040,785)	(596,732)	(418,002)	(6,251,693)	(5,950,293)

Total increase (decrease) in net assets	(5,896,959)	(1,810,643)	(481,657)	(263,078)	(3,619,923)	(2,134,732)

Net assets at beginning of period	144,895,916	146,706,559	1,770,781	2,033,859	43,629,014	45,763,746

Net assets at end of period	$138,998,957	$144,895,916	$1,289,124	$1,770,781	$40,009,091	$43,629,014

	2024	2023	2024	2023	2024	2023

Units, beginning of period	6,078,333	6,893,506	55,771	73,657	2,051,289	2,337,276

Units issued	48,927	8,534	16	11	7,046	7,223

Units redeemed	(834,939)	(823,707)	(18,686)	(17,897)	(291,930)	(293,210)

Units, end of period	5,292,321	6,078,333	37,101	55,771	1,766,405	2,051,289

See accompanying notes.

43 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II		Mid Cap Index Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$42,031	$44,423

Expenses:

Mortality and expense risk and administrative charges	(94,724)	(85,858)	(130,135)	(126,285)	(61,549)	(61,027)

Net investment income (loss)	(94,724)	(85,858)	(130,135)	(126,285)	(19,518)	(16,604)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	137,246	211,161

Net realized gain (loss)	(501,385)	(635,787)	(3,656,909)	(2,696,007)	(39,663)	(137,265)

Realized gains (losses)	(501,385)	(635,787)	(3,656,909)	(2,696,007)	97,583	73,896

Unrealized appreciation (depreciation) during the period	1,918,270	1,620,103	5,476,435	4,133,969	386,135	474,362

Net increase (decrease) in net assets from operations	1,322,161	898,458	1,689,391	1,311,677	464,200	531,654

Changes from principal transactions:

Purchase payments	1,045	32,459	9,740	8,320	433	723

Transfers between sub-accounts and the company	(67,838)	(39,212)	(1,546,188)	(765,277)	(301,079)	(268,998)

Withdrawals	(560,873)	(410,477)	(1,536,586)	(534,942)	(388,823)	(254,192)

Annual contract fee	(2,697)	(3,450)	(21,130)	(23,978)	(851)	(988)

Net increase (decrease) in net assets from principal transactions	(630,363)	(420,680)	(3,094,164)	(1,315,877)	(690,320)	(523,455)

Total increase (decrease) in net assets	691,798	477,778	(1,404,773)	(4,200)	(226,120)	8,199

Net assets at beginning of period	6,000,820	5,523,042	8,743,926	8,748,126	4,159,374	4,151,175

Net assets at end of period	$6,692,618	$6,000,820	$7,339,153	$8,743,926	$3,933,254	$4,159,374

	2024	2023	2024	2023	2024	2023

Units, beginning of period	109,486	118,038	134,994	157,206	65,799	75,097

Units issued	214	2,743	482	3,201	360	332

Units redeemed	(10,702)	(11,295)	(41,757)	(25,413)	(10,390)	(9,630)

Units, end of period	98,998	109,486	93,719	134,994	55,769	65,799

See accompanying notes.

44 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Mid Cap Index Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$71,082	$69,391	$5,412	$16,048	$13,090	$62,277

Expenses:

Mortality and expense risk and administrative charges	(126,396)	(120,915)	(24,360)	(21,797)	(111,547)	(101,878)

Net investment income (loss)	(55,314)	(51,524)	(18,948)	(5,749)	(98,457)	(39,601)

Realized gains (losses) on investments:

Capital gain distributions received	276,131	395,822	79,963	198,748	368,697	914,194

Net realized gain (loss)	(16,482)	(150,436)	8,713	(15,164)	(20,236)	(59,094)

Realized gains (losses)	259,649	245,386	88,676	183,584	348,461	855,100

Unrealized appreciation (depreciation) during the period	681,971	849,007	150,811	47,348	709,893	221,466

Net increase (decrease) in net assets from operations	886,306	1,042,869	220,539	225,183	959,897	1,036,965

Changes from principal transactions:

Purchase payments	11,217	10,036	-	-	45	750

Transfers between sub-accounts and the company	(117,744)	(295,567)	25,464	2,812	36,540	(52,535)

Withdrawals	(932,908)	(553,386)	(289,721)	(101,201)	(806,620)	(791,993)

Annual contract fee	(25,377)	(29,072)	(860)	(925)	(21,321)	(21,602)

Net increase (decrease) in net assets from principal transactions	(1,064,812)	(867,989)	(265,117)	(99,314)	(791,356)	(865,380)

Total increase (decrease) in net assets	(178,506)	174,880	(44,578)	125,869	168,541	171,585

Net assets at beginning of period	8,151,394	7,976,514	1,533,537	1,407,668	7,030,692	6,859,107

Net assets at end of period	$7,972,888	$8,151,394	$1,488,959	$1,533,537	$7,199,233	$7,030,692

	2024	2023	2024	2023	2024	2023

Units, beginning of period	151,528	168,488	29,874	31,713	141,578	160,656

Units issued	2,787	1,259	528	193	8,063	1,207

Units redeemed	(20,944)	(18,219)	(5,081)	(2,032)	(22,994)	(20,285)

Units, end of period	133,371	151,528	25,321	29,874	126,647	141,578

See accompanying notes.

45 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Money Market Trust Series I		Money Market Trust Series II		Money Market Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$65,894	$65,943	$220,665	$234,903	$15,109	$16,046

Expenses:

Mortality and expense risk and administrative charges	(20,231)	(21,056)	(70,585)	(78,639)	(5,011)	(5,468)

Net investment income (loss)	45,663	44,887	150,080	156,264	10,098	10,578

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	-	(1)	-	-	-	1

Net increase (decrease) in net assets from operations	45,663	44,886	150,080	156,264	10,098	10,579

Changes from principal transactions:

Purchase payments	-	-	-	-	-	-

Transfers between sub-accounts and the company	(292,742)	(73,305)	(45,926)	(140,999)	(7,912)	9,954

Withdrawals	125,937	(19,470)	(687,383)	(841,338)	(21,500)	(61,309)

Annual contract fee	(2,058)	(2,136)	(51,911)	(54,777)	(1,483)	(3,136)

Net increase (decrease) in net assets from principal transactions	(168,863)	(94,911)	(785,220)	(1,037,114)	(30,895)	(54,491)

Total increase (decrease) in net assets	(123,200)	(50,025)	(635,140)	(880,850)	(20,797)	(43,912)

Net assets at beginning of period	1,388,441	1,438,466	4,975,039	5,855,889	323,136	367,048

Net assets at end of period	$1,265,241	$1,388,441	$4,339,899	$4,975,039	$302,339	$323,136

	2024	2023	2024	2023	2024	2023

Units, beginning of period	93,704	98,708	437,445	530,379	26,294	30,789

Units issued	975	1,189	8,945	2,169	685	889

Units redeemed	(13,901)	(6,193)	(77,932)	(95,103)	(3,157)	(5,384)

Units, end of period	80,778	93,704	368,458	437,445	23,822	26,294

See accompanying notes.

46 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Real Estate Securities Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$33,451	$23,976	$133,740	$115,673	$21,866	$24,916

Expenses:

Mortality and expense risk and administrative charges	(15,127)	(13,959)	(67,362)	(72,112)	(16,901)	(17,841)

Net investment income (loss)	18,324	10,017	66,378	43,561	4,965	7,075

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	19,818

Net realized gain (loss)	(21,869)	(42,163)	(125,190)	(114,452)	73,978	30,984

Realized gains (losses)	(21,869)	(42,163)	(125,190)	(114,452)	73,978	50,802

Unrealized appreciation (depreciation) during the period	(15,713)	103,896	(30,905)	353,027	21,759	69,685

Net increase (decrease) in net assets from operations	(19,258)	71,750	(89,717)	282,136	100,702	127,562

Changes from principal transactions:

Purchase payments	180	180	14,343	3,352	-	65

Transfers between sub-accounts and the company	2,608	177,475	152,390	158,767	(171,164)	(20,520)

Withdrawals	(108,583)	(136,558)	(575,430)	(510,343)	(151,535)	(102,516)

Annual contract fee	(397)	(477)	(15,563)	(17,772)	(411)	(468)

Net increase (decrease) in net assets from principal transactions	(106,192)	40,620	(424,260)	(365,996)	(323,110)	(123,439)

Total increase (decrease) in net assets	(125,450)	112,370	(513,977)	(83,860)	(222,408)	4,123

Net assets at beginning of period	1,134,641	1,022,271	4,679,115	4,762,975	1,218,669	1,214,546

Net assets at end of period	$1,009,191	$1,134,641	$4,165,138	$4,679,115	$996,261	$1,218,669

	2024	2023	2024	2023	2024	2023

Units, beginning of period	29,906	28,766	235,879	253,255	17,570	19,468

Units issued	205	5,654	13,512	12,544	142	277

Units redeemed	(3,314)	(4,514)	(34,926)	(29,920)	(4,680)	(2,175)

Units, end of period	26,797	29,906	214,465	235,879	13,032	17,570

See accompanying notes.

47 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Real Estate Securities Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$60,667	$61,116	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(49,008)	(48,927)	(143,623)	(114,620)	(160,717)	(126,767)

Net investment income (loss)	11,659	12,189	(143,623)	(114,620)	(160,717)	(126,767)

Realized gains (losses) on investments:

Capital gain distributions received	-	52,926	-	-	-	-

Net realized gain (loss)	23,338	(67)	(1,050,480)	(545,015)	(981,237)	(2,042,139)

Realized gains (losses)	23,338	52,859	(1,050,480)	(545,015)	(981,237)	(2,042,139)

Unrealized appreciation (depreciation) during the period	231,713	262,106	4,122,841	3,821,896	4,405,389	5,644,631

Net increase (decrease) in net assets from operations	266,710	327,154	2,928,738	3,162,261	3,263,435	3,475,725

Changes from principal transactions:

Purchase payments	2,314	3,788	2,118	2,498	750	42,696

Transfers between sub-accounts and the company	(141,741)	(36,668)	(137,370)	(90,888)	(77,521)	(309,321)

Withdrawals	(207,828)	(323,002)	(1,039,924)	(252,399)	(1,076,399)	(426,593)

Annual contract fee	(7,472)	(7,982)	(3,042)	(3,200)	(37,945)	(38,611)

Net increase (decrease) in net assets from principal transactions	(354,727)	(363,864)	(1,178,218)	(343,989)	(1,191,115)	(731,829)

Total increase (decrease) in net assets	(88,017)	(36,710)	1,750,520	2,818,272	2,072,320	2,743,896

Net assets at beginning of period	3,218,503	3,255,213	8,931,986	6,113,714	9,644,809	6,900,913

Net assets at end of period	$3,130,486	$3,218,503	$10,682,506	$8,931,986	$11,717,129	$9,644,809

	2024	2023	2024	2023	2024	2023

Units, beginning of period	63,730	71,420	130,062	135,288	110,940	120,535

Units issued	1,603	2,060	6,360	3,750	7,121	10,703

Units redeemed	(8,290)	(9,750)	(19,853)	(8,976)	(18,815)	(20,298)

Units, end of period	57,043	63,730	116,569	130,062	99,246	110,940

See accompanying notes.

48 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Select Bond Trust Series I		Select Bond Trust Series II		Short Term Government Income Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$14,054	$12,657	$1,513,664	$1,378,153	$15,375	$29,293

Expenses:

Mortality and expense risk and administrative charges	(3,864)	(3,783)	(694,077)	(680,895)	(28,856)	(28,434)

Net investment income (loss)	10,190	8,874	819,587	697,258	(13,481)	859

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(8,193)	(11,635)	(779,491)	(1,064,038)	(20,326)	(24,577)

Realized gains (losses)	(8,193)	(11,635)	(779,491)	(1,064,038)	(20,326)	(24,577)

Unrealized appreciation (depreciation) during the period	1,006	24,290	37,122	2,273,475	55,391	64,286

Net increase (decrease) in net assets from operations	3,003	21,529	77,218	1,906,695	21,584	40,568

Changes from principal transactions:

Purchase payments	-	-	25,781	14,230	325	31,475

Transfers between sub-accounts and the company	30,179	28,402	3,302,088	2,922,962	215,144	(82,617)

Withdrawals	(45,712)	(76,414)	(5,072,945)	(3,879,163)	(177,059)	(83,652)

Annual contract fee	(3,938)	(4,451)	(239,325)	(289,998)	(323)	(497)

Net increase (decrease) in net assets from principal transactions	(19,471)	(52,463)	(1,984,401)	(1,231,969)	38,087	(135,291)

Total increase (decrease) in net assets	(16,468)	(30,934)	(1,907,183)	674,726	59,671	(94,723)

Net assets at beginning of period	412,012	442,946	46,080,809	45,406,083	1,788,175	1,882,898

Net assets at end of period	$395,544	$412,012	$44,173,626	$46,080,809	$1,847,846	$1,788,175

	2024	2023	2024	2023	2024	2023

Units, beginning of period	29,111	32,926	3,618,431	3,709,844	158,458	169,426

Units issued	2,098	2,048	664,463	565,800	24,966	3,810

Units redeemed	(3,452)	(5,863)	(811,063)	(657,213)	(21,961)	(14,778)

Units, end of period	27,757	29,111	3,471,831	3,618,431	161,463	158,458

See accompanying notes.

49 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Short Term Government Income Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$13,085	$33,922	$1,303	$2,802	$13,418	$45,087

Expenses:

Mortality and expense risk and administrative charges	(33,520)	(40,635)	(3,972)	(3,334)	(74,196)	(67,608)

Net investment income (loss)	(20,435)	(6,713)	(2,669)	(532)	(60,778)	(22,521)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	6,418	3,277	102,925	61,828

Net realized gain (loss)	(37,391)	(81,745)	4,305	(1,874)	(60,229)	(105,363)

Realized gains (losses)	(37,391)	(81,745)	10,723	1,403	42,696	(43,535)

Unrealized appreciation (depreciation) during the period	75,607	139,444	18,402	32,098	377,260	680,752

Net increase (decrease) in net assets from operations	17,781	50,986	26,456	32,969	359,178	614,696

Changes from principal transactions:

Purchase payments	-	9,056	-	-	2,975	3,064

Transfers between sub-accounts and the company	(134,845)	53,975	(5,157)	6,028	122,293	263,989

Withdrawals	(265,699)	(522,328)	(32,830)	(3,271)	(488,115)	(332,001)

Annual contract fee	(4,626)	(7,889)	(106)	(106)	(16,921)	(16,479)

Net increase (decrease) in net assets from principal transactions	(405,170)	(467,186)	(38,093)	2,651	(379,768)	(81,427)

Total increase (decrease) in net assets	(387,389)	(416,200)	(11,637)	35,620	(20,590)	533,269

Net assets at beginning of period	2,191,120	2,607,320	254,053	218,433	4,831,021	4,297,752

Net assets at end of period	$1,803,731	$2,191,120	$242,416	$254,053	$4,810,431	$4,831,021

	2024	2023	2024	2023	2024	2023

Units, beginning of period	201,525	244,351	5,981	5,907	114,398	116,596

Units issued	12,219	36,977	483	164	11,309	11,389

Units redeemed	(49,078)	(79,803)	(1,227)	(90)	(21,535)	(13,587)

Units, end of period	164,666	201,525	5,237	5,981	104,172	114,398

See accompanying notes.

50 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$14,673	$9,858	$18,859	$12,583	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(39,624)	(35,690)	(77,951)	(82,517)	(24,682)	(25,598)

Net investment income (loss)	(24,951)	(25,832)	(59,092)	(69,934)	(24,682)	(25,598)

Realized gains (losses) on investments:

Capital gain distributions received	154,811	216,767	287,878	500,098	-	-

Net realized gain (loss)	(14,738)	(17,650)	(120,715)	(116,269)	(185,496)	(775,595)

Realized gains (losses)	140,073	199,117	167,163	383,829	(185,496)	(775,595)

Unrealized appreciation (depreciation) during the period	72,597	214,221	206,307	554,603	365,707	1,011,565

Net increase (decrease) in net assets from operations	187,719	387,506	314,378	868,498	155,529	210,372

Changes from principal transactions:

Purchase payments	300	550	7,320	6,070	-	-

Transfers between sub-accounts and the company	(77,791)	19,979	(753,399)	(238,829)	(16,425)	(498,304)

Withdrawals	(159,410)	(78,976)	(601,827)	(355,441)	(131,316)	(216,223)

Annual contract fee	(446)	(537)	(21,420)	(25,685)	(2,101)	(2,528)

Net increase (decrease) in net assets from principal transactions	(237,347)	(58,984)	(1,369,326)	(613,885)	(149,842)	(717,055)

Total increase (decrease) in net assets	(49,628)	328,522	(1,054,948)	254,613	5,687	(506,683)

Net assets at beginning of period	2,740,577	2,412,055	6,021,518	5,766,905	1,671,457	2,178,140

Net assets at end of period	$2,690,949	$2,740,577	$4,966,570	$6,021,518	$1,677,144	$1,671,457

	2024	2023	2024	2023	2024	2023

Units, beginning of period	45,119	46,232	104,672	116,341	37,197	56,460

Units issued	280	590	2,038	1,055	1,334	1,976

Units redeemed	(3,993)	(1,703)	(25,734)	(12,724)	(4,345)	(21,239)

Units, end of period	41,406	45,119	80,976	104,672	34,186	37,197

See accompanying notes.

51 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$11,001	$3,998	$10,061	$4,701	$18,886	$4,210

Expenses:

Mortality and expense risk and administrative charges	(30,826)	(28,969)	(27,777)	(26,173)	(70,919)	(69,434)

Net investment income (loss)	(19,825)	(24,971)	(17,716)	(21,472)	(52,033)	(65,224)

Realized gains (losses) on investments:

Capital gain distributions received	112,160	169,682	70,765	125,259	189,413	333,405

Net realized gain (loss)	(75,512)	(32,298)	(110,783)	(97,839)	(161,348)	(364,839)

Realized gains (losses)	36,648	137,384	(40,018)	27,420	28,065	(31,434)

Unrealized appreciation (depreciation) during the period	71,666	116,367	215,613	191,098	392,319	592,558

Net increase (decrease) in net assets from operations	88,489	228,780	157,879	197,046	368,351	495,900

Changes from principal transactions:

Purchase payments	-	-	-	-	840	5,430

Transfers between sub-accounts and the company	(2,047)	14,323	11,093	18,412	111,858	(34,671)

Withdrawals	(238,335)	(106,022)	(223,447)	(130,433)	(817,597)	(479,619)

Annual contract fee	(3,742)	(4,003)	(868)	(907)	(10,071)	(12,906)

Net increase (decrease) in net assets from principal transactions	(244,124)	(95,702)	(213,222)	(112,928)	(714,970)	(521,766)

Total increase (decrease) in net assets	(155,635)	133,078	(55,343)	84,118	(346,619)	(25,866)

Net assets at beginning of period	2,077,826	1,944,748	1,848,330	1,764,212	4,714,796	4,740,662

Net assets at end of period	$1,922,191	$2,077,826	$1,792,987	$1,848,330	$4,368,177	$4,714,796

	2024	2023	2024	2023	2024	2023

Units, beginning of period	53,987	56,156	31,221	32,875	99,340	110,610

Units issued	1,467	3,432	311	399	4,340	2,447

Units redeemed	(7,451)	(5,601)	(3,626)	(2,053)	(18,390)	(13,717)

Units, end of period	48,003	53,987	27,906	31,221	85,290	99,340

See accompanying notes.

52 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$44,457	$62,663	$82,585	$109,392	$15,073	$13,585

Expenses:

Mortality and expense risk and administrative charges	(24,050)	(26,045)	(51,043)	(52,597)	(4,898)	(4,753)

Net investment income (loss)	20,407	36,618	31,542	56,795	10,175	8,832

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(17,188)	(7,661)	(32,309)	(50,450)	(9,015)	(12,456)

Realized gains (losses)	(17,188)	(7,661)	(32,309)	(50,450)	(9,015)	(12,456)

Unrealized appreciation (depreciation) during the period	22,965	74,304	42,703	175,214	(710)	26,178

Net increase (decrease) in net assets from operations	26,184	103,261	41,936	181,559	450	22,554

Changes from principal transactions:

Purchase payments	1,538	1,313	1,979	1,460	-	-

Transfers between sub-accounts and the company	34,976	15,485	227,673	100,751	43,480	41,040

Withdrawals	(241,364)	(150,925)	(358,689)	(341,397)	(54,691)	(84,983)

Annual contract fee	(607)	(697)	(9,272)	(11,607)	(4,993)	(5,569)

Net increase (decrease) in net assets from principal transactions	(205,457)	(134,824)	(138,309)	(250,793)	(16,204)	(49,512)

Total increase (decrease) in net assets	(179,273)	(31,563)	(96,373)	(69,234)	(15,754)	(26,958)

Net assets at beginning of period	1,808,655	1,840,218	3,363,172	3,432,406	518,694	545,652

Net assets at end of period	$1,629,382	$1,808,655	$3,266,799	$3,363,172	$502,940	$518,694

	2024	2023	2024	2023	2024	2023

Units, beginning of period	75,009	79,759	147,529	158,057	40,488	44,454

Units issued	2,637	1,116	12,529	13,761	3,348	3,260

Units redeemed	(11,170)	(5,866)	(18,440)	(24,289)	(4,589)	(7,226)

Units, end of period	66,476	75,009	141,618	147,529	39,247	40,488

See accompanying notes.

53 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$146,062	$135,101	$19,343	$36,722	$22,332	$50,550
Expenses:

Mortality and expense risk and administrative charges	(76,715)	(77,380)	(59,590)	(51,062)	(110,888)	(89,755)

Net investment income (loss)	69,347	57,721	(40,247)	(14,340)	(88,556)	(39,205)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	158,610	197,531	276,337	324,767

Net realized gain (loss)	(223,346)	(125,956)	123,191	46,267	365,187	177,146

Realized gains (losses)	(223,346)	(125,956)	281,801	243,798	641,524	501,913

Unrealized appreciation (depreciation) during the period	109,900	240,643	545,034	509,786	789,568	754,450

Net increase (decrease) in net assets from operations	(44,099)	172,408	786,588	739,244	1,342,536	1,217,158

Changes from principal transactions:

Purchase payments	-	-	1,455	3,680	2,081	3,704

Transfers between sub-accounts and the company	(96,655)	1,025,305	(6,955)	75,236	(158,099)	89,072

Withdrawals	(300,605)	(418,016)	(314,764)	(438,410)	(482,667)	(386,642)

Annual contract fee	(35,248)	(35,935)	(1,259)	(1,506)	(24,836)	(24,461)

Net increase (decrease) in net assets from principal transactions	(432,508)	571,354	(321,523)	(361,000)	(663,521)	(318,327)

Total increase (decrease) in net assets	(476,607)	743,762	465,065	378,244	679,015	898,831

Net assets at beginning of period	5,632,334	4,888,572	3,730,794	3,352,550	6,268,512	5,369,681

Net assets at end of period	$5,155,727	$5,632,334	$4,195,859	$3,730,794	$6,947,527	$6,268,512

	2024	2023	2024	2023	2024	2023

Units, beginning of period	480,244	430,405	88,196	97,494	118,729	125,189

Units issued	60,359	95,757	1,771	2,880	10,672	6,801

Units redeemed	(98,943)	(45,918)	(8,446)	(12,178)	(20,870)	(13,261)

Units, end of period	441,660	480,244	81,521	88,196	108,531	118,729

See accompanying notes.

54 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Ultra Short Term Bond Trust Series II

	2024	2023

Income:

Dividend distributions received	$205,512	$481,685

Expenses:

Mortality and expense risk and administrative charges	(226,438)	(288,098)

Net investment income (loss)	(20,926)	193,587

Realized gains (losses) on investments:

Capital gain distributions received	-	-

Net realized gain (loss)	187,180	(234,958)

Realized gains (losses)	187,180	(234,958)

Unrealized appreciation (depreciation) during the period	306,866	550,235

Net increase (decrease) in net assets from operations	473,120	508,864

Changes from principal transactions:

Purchase payments	16,200	56,200

Transfers between sub-accounts and the company	5,389,577	4,489,358

Withdrawals	(8,937,632)	(7,899,054)

Annual contract fee	(85,679)	(101,270)

Net increase (decrease) in net assets from principal transactions	(3,617,534)	(3,454,766)

Total increase (decrease) in net assets	(3,144,414)	(2,945,902)

Net assets at beginning of period	16,319,682	19,265,584

Net assets at end of period	$13,175,268	$16,319,682

	2024	2023

Units, beginning of period	1,469,082	1,783,934

Units issued	1,163,020	782,382

Units redeemed	(1,476,595)	(1,097,234)

Units, end of period	1,155,507	1,469,082

See accompanying notes.

55 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

1. Organization

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A (“the Account”) is a separate account established by John Hancock Life Insurance Company of New York (“the Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-l fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Emerging Markets Value Trust Series II	Disciplined Value Emerging Markets Value Trust Series II	05/30/2024

56 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-bases charges) and/or subsequent/preceding purchases/sales of the respective Portfolio’s shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2024.

57 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the year 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax return to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2024, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

58 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investment in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2024. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2024:

	$		$		$		$
	Level 1		Level 2		Level 3		Total

Mutual Funds
Affiliated		$1,915,432,910		-		-		1,915,432,910

Total		$1,915,432,910		-		-		1,915,432,910

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2024.

59 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust during 2024 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$551,353	$1,653,064
500 Index Fund Series II	2,594,657	3,700,335
500 Index Fund Series NAV	200,143	1,279,074
Active Bond Trust Series I	31,977	115,768
Active Bond Trust Series II	1,948,820	1,991,714
American Asset Allocation Trust Series I	651,201	638,347
American Asset Allocation Trust Series II	4,154,100	7,637,856
American Global Growth Trust Series II	1,007,770	1,713,271
American Global Growth Trust Series III	853	679
American Growth Trust Series II	7,297,732	19,746,643
American Growth Trust Series III	29,311	50,251
American Growth-Income Trust Series I	899,032	1,491,779
American Growth-Income Trust Series II	5,612,938	14,089,196
American Growth-Income Trust Series III	34,839	66,420
American International Trust Series II	2,574,457	4,970,810
American International Trust Series III	14,050	22,983
Blue Chip Growth Trust Series I	2,401,479	3,116,097
Blue Chip Growth Trust Series II	1,804,533	3,000,458
Capital Appreciation Trust Series I	1,081,740	2,014,668
Capital Appreciation Trust Series II	1,068,846	2,265,703
Capital Appreciation Value Trust Series II	472,214	2,432,098
Core Bond Trust Series I	504,387	423,807
Core Bond Trust Series II	337,747	1,258,353
Disciplined Value Emerging Markets Value Trust Series II	268,242	644,858
Disciplined Value International Trust Series I	362,939	536,680
Disciplined Value International Trust Series II	708,422	835,550
Equity Income Trust Series I	1,187,073	2,728,454
Equity Income Trust Series II	1,132,200	3,326,368
Financial Industries Trust Series I	21,107	99,551
Financial Industries Trust Series II	51,259	736,348
Fundamental All Cap Core Trust Series II	610,176	1,627,067
Fundamental Large Cap Value Trust Series I	2,603,919	3,348,685
Fundamental Large Cap Value Trust Series II	2,309,260	4,426,214
Global Equity Trust Series I	387,929	732,110
Global Equity Trust Series II	268,127	605,085
Health Sciences Trust Series I	231,948	483,646
Health Sciences Trust Series II	701,803	1,565,182
High Yield Trust Series I	139,160	126,696
High Yield Trust Series II	267,136	481,955
International Equity Index Series I	76,029	54,320
International Equity Index Series II	1,376,053	1,897,219
International Equity Index Series NAV	40,084	143,425
International Small Company Trust Series I	55,423	61,951
International Small Company Trust Series II	108,162	505,288
Investment Quality Bond Trust Series I	81,579	332,582
Investment Quality Bond Trust Series II	1,529,309	1,257,376
Lifestyle Balanced Portfolio Series I	330,244	612,468
Lifestyle Balanced Portfolio Series II	15,774,115	36,166,678
Lifestyle Conservative Portfolio Series I	123,268	303,695

60 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases		Sales
Lifestyle Conservative Portfolio Series II	$1,955,309	$	6,431,665
Lifestyle Growth Portfolio Series I	715,679		1,431,890
Lifestyle Growth Portfolio Series II	39,586,102		82,985,452
Lifestyle Growth Portfolio Series NAV	7,182		7,044
Lifestyle Moderate Portfolio Series I	82,472		419,305
Lifestyle Moderate Portfolio Series II	4,118,214		11,084,167
Managed Volatility Balanced Portfolio Series I	195,532		1,225,062
Managed Volatility Balanced Portfolio Series II	3,931,643		17,475,666
Managed Volatility Conservative Portfolio Series I	71,533		293,663
Managed Volatility Conservative Portfolio Series II	820,390		4,414,820
Managed Volatility Growth Portfolio Series I	255,964		337,384
Managed Volatility Growth Portfolio Series II	4,599,275		23,143,392
Managed Volatility Moderate Portfolio Series I	36,247		620,857
Managed Volatility Moderate Portfolio Series II	1,203,753		7,001,734
Mid Cap Growth Trust Series I	10,875		735,962
Mid Cap Growth Trust Series II	29,911		3,254,209
Mid Cap Index Trust Series I	203,218		775,811
Mid Cap Index Trust Series II	507,612		1,351,607
Mid Value Trust Series I	116,011		320,113
Mid Value Trust Series II	840,564		1,361,681
Money Market Trust Series I	82,346		205,545
Money Market Trust Series II	319,976		955,116
Money Market Trust Series NAV	23,665		44,461
Opportunistic Fixed Income Trust Series I	41,337		129,205
Opportunistic Fixed Income Trust Series II	383,060		740,941
Real Estate Securities Trust Series I	32,229		350,374
Real Estate Securities Trust Series II	144,796		487,864
Science & Technology Trust Series I	609,748		1,931,588
Science & Technology Trust Series II	750,259		2,102,091
Select Bond Trust Series I	43,217		52,498
Select Bond Trust Series II	9,997,062		11,161,876
Short Term Government Income Trust Series I	304,116		279,510
Short Term Government Income Trust Series II	143,786		569,391
Small Cap Index Trust Series I	30,184		64,528
Small Cap Index Trust Series II	656,818		994,439
Small Cap Opportunities Trust Series I	186,060		293,547
Small Cap Opportunities Trust Series II	423,086		1,563,627
Small Cap Stock Trust Series II	59,794		234,318
Small Cap Value Trust Series II	180,502		332,292
Small Company Value Trust Series I	99,304		259,477
Small Company Value Trust Series II	416,781		994,371
Strategic Income Opportunities Trust Series I	107,221		292,271
Strategic Income Opportunities Trust Series II	366,310		473,077
Total Bond Market Series Trust NAV	57,054		63,082
Total Bond Market Trust Series II	862,376		1,225,538
Total Stock Market Index Trust Series I	267,003		470,164
Total Stock Market Index Trust Series II	905,656		1,381,396
Ultra Short Term Bond Trust Series II	13,315,896		16,954,356

61 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I(*)	2024	302	$53.09 to $ 50.88	$15,960	1.75 % to 1.40%	1.05%	22.85 % to 22.42%
	2023	327	43.21 to 41.56	14,074	1.75 to 1.40	1.20	24.15 to 23.72
	2022	362	34.81 to 33.59	12,618	1.75 to 1.40	1.20	-19.50 to -19.78
	2021	383	43.24 to 41.88	16,647	1.75 to 1.40	1.33	26.51 to 26.07
	2020	403	34.18 to 33.22	13,817	1.75 to 1.40	1.82	16.46 to 16.06

500 Index Fund Series II(*)	2024	410	49.06 to 35.02	20,880	1.85 to 1.00	0.86	23.11 to 22.06
	2023	436	40.19 to 28.45	18,127	1.85 to 1.00	1.09	24.39 to 23.34
	2022	447	32.42 to 22.87	15,063	1.90 to 1.00	1.00	-19.32 to -20.04
	2021	451	40.55 to 28.35	18,986	1.90 to 1.00	1.12	26.76 to 25.63
	2020	477	32.41 to 22.04	15,929	1.85 to 1.35	1.64	16.25 to 15.66

500 Index Fund Series NAV(*)	2024	143	57.46 to 48.79	7,313	1.75 to 0.80	1.07	23.67 to 22.49
	2023	167	46.47 to 39.83	6,963	1.75 to 0.80	1.34	24.95 to 23.78
	2022	149	37.19 to 32.18	5,015	1.75 to 0.80	1.27	-18.96 to -19.72
	2021	155	45.89 to 40.08	6,508	1.75 to 0.80	1.31	27.33 to 26.13
	2020	182	36.04 to 31.78	6,039	1.75 to 0.80	1.81	17.19 to 16.08

Active Bond Trust Series I(*)	2024	31	19.97 to 18.64	599	1.75 to 1.40	3.61	0.81 to 0.46
	2023	36	19.81 to 18.55	693	1.75 to 1.40	3.39	4.95 to 4.59
	2022	39	18.87 to 17.74	742	1.75 to 1.40	3.22	-15.04 to -15.34
	2021	48	22.21 to 20.95	1,058	1.75 to 1.40	3.12	-1.95 to -2.29
	2020	57	22.66 to 21.45	1,283	1.75 to 1.40	2.92	7.28 to 6.90

Active Bond Trust Series II(*)	2024	831	17.58 to 12.64	15,355	1.85 to 1.15	3.57	0.89 to 0.18
	2023	851	17.55 to 12.53	15,633	1.85 to 1.15	3.35	5.00 to 4.27
	2022	861	16.83 to 11.94	15,121	1.85 to 1.15	3.04	-15.00 to -15.59
	2021	984	19.94 to 14.04	20,399	1.85 to 1.15	2.95	-1.91 to -2.59
	2020	1,013	20.47 to 14.32	21,505	1.85 to 1.15	2.79	7.32 to 6.57

American Asset Allocation Trust Series I(*)	2024	169	31.08 to 29.22	5,197	1.75 to 1.40	1.77	13.99 to 0.00
	2023	180	27.17 to 25.63	4,828	1.75 to 1.40	1.85	12.32 to 11.93
	2022	197	24.19 to 22.90	4,716	1.75 to 1.40	2.29	-14.95 to -15.25
	2021	214	28.45 to 27.02	6,031	1.75 to 1.40	1.59	13.11 to 12.72
	2020	228	25.15 to 23.97	5,684	1.75 to 1.40	1.37	10.46 to 10.07

American Asset Allocation Trust Series II(*)	2024	1,792	30.71 to 27.93	53,062	1.90 to 1.00	1.60	14.76 to 13.72
	2023	2,029	26.76 to 24.56	52,592	1.90 to 1.00	1.75	12.55 to 11.55
	2022	2,194	23.78 to 22.02	50,839	1.90 to 1.00	2.19	-14.62 to -15.39
	2021	2,414	27.85 to 26.02	65,818	1.90 to 1.00	1.46	13.47 to 12.45
	2020	2,666	24.54 to 23.14	64,361	1.90 to 1.00	1.22	10.80 to 9.81

American Global Growth Trust Series II(*)	2024	206	39.16 to 35.53	7,765	1.85 to 1.00	0.98	12.01 to 11.06
	2023	247	34.96 to 31.99	8,330	1.85 to 1.00	0.42	20.81 to 19.79
	2022	262	28.94 to 26.71	7,551	1.85 to 1.00	0.42	-25.83 to -26.45
	2021	279	39.01 to 36.31	10,777	1.85 to 1.00	0.00	14.77 to 13.79
	2020	304	33.99 to 31.91	10,275	1.85 to 1.00	0.07	28.51 to 27.42

American Global Growth Trust Series III(*)	2024	0	47.66 to 47.66	5	0.80 to 0.80	1.47	12.67 to 12.67
	2023	0	42.30 to 42.30	5	0.80 to 0.80	0.87	21.58 to 21.58
	2022	0	34.79 to 34.79	5	0.80 to 0.80	0.70	-25.37 to -25.37
	2021	0	46.62 to 46.62	9	0.80 to 0.80	0.00	15.48 to 15.48
	2020	0	40.37 to 40.37	8	0.80 to 0.80	0.06	29.40 to 29.40

American Growth Trust Series II(*)	2024	774	102.31 to 69.98	77,992	1.90 to 1.00	0.00	29.71 to 28.54
	2023	968	79.59 to 53.95	75,807	1.90 to 1.00	0.07	36.52 to 35.30
	2022	1,177	58.83 to 39.52	67,843	1.90 to 1.00	1.34	-30.94 to -31.56
	2021	1,194	85.95 to 57.23	100,218	1.90 to 1.00	0.32	20.28 to 19.20
	2020	1,392	72.10 to 47.58	97,231	1.90 to 1.00	0.08	49.95 to 48.60

American Growth Trust Series III(*)	2024	5	80.19 to 70.65	358	1.55 to 0.80	0.07	30.54 to 29.56
	2023	5	61.43 to 54.53	315	1.55 to 0.80	0.07	37.35 to 36.33
	2022	7	44.72 to 40.00	293	1.55 to 0.80	1.89	-30.51 to -31.03
	2021	7	64.36 to 57.99	413	1.55 to 0.80	0.74	21.03 to 20.12
	2020	7	53.18 to 48.28	367	1.55 to 0.80	0.07	50.77 to 49.64

American Growth-Income Trust Series I(*)	2024	96	73.12 to 67.78	6,919	1.75 to 1.40	0.79	21.98 to 21.55
	2023	111	59.95 to 55.76	6,569	1.75 to 1.40	1.06	23.94 to 23.51
	2022	117	48.37 to 45.15	5,614	1.75 to 1.40	2.08	-17.93 to -18.22
	2021	133	58.94 to 55.21	7,736	1.75 to 1.40	0.75	21.89 to 21.47
	2020	142	48.35 to 45.45	6,769	1.75 to 1.40	1.36	11.53 to 11.14

American Growth-Income Trust Series II(*)	2024	1,033	64.52 to 49.65	66,965	1.90 to 1.00	0.70	22.42 to 21.32
	2023	1,237	53.18 to 40.55	66,001	1.90 to 1.00	0.95	24.28 to 23.17
	2022	1,396	43.18 to 32.63	60,251	1.90 to 1.00	2.07	-17.67 to -18.40
	2021	1,572	52.92 to 39.64	82,739	1.90 to 1.00	0.65	22.29 to 21.19
	2020	1,855	43.66 to 32.41	80,045	1.90 to 1.00	1.28	11.90 to 10.89

62 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series III(*)	2024	8	$57.72 to $ 50.85	$454	1.55 % to 0.80%	1.15%	23.17 % to 22.24%
	2023	9	46.87 to 41.60	424	1.55 to 0.80	1.41	25.14 to 24.21
	2022	11	37.45 to 33.49	410	1.55 to 0.80	2.53	-17.22 to -17.84
	2021	12	45.24 to 40.76	538	1.55 to 0.80	1.10	23.14 to 22.22
	2020	13	36.74 to 33.35	481	1.55 to 0.80	1.51	12.57 to 11.72

American International Trust Series II(*)	2024	973	32.41 to 18.66	28,936	1.90 to 1.00	0.64	1.58 to 0.66
	2023	1,036	32.20 to 18.37	30,611	1.90 to 1.00	0.84	14.09 to 13.07
	2022	1,109	28.48 to 16.10	28,862	1.90 to 1.00	2.03	-21.94 to -22.64
	2021	1,190	36.81 to 20.63	39,888	1.90 to 1.00	1.74	-2.94 to -3.81
	2020	1,196	38.27 to 21.26	41,572	1.90 to 1.00	0.26	12.26 to 11.25

American International Trust Series III(*)	2024	10	19.40 to 17.09	185	1.55 to 0.80	1.08	2.27 to 1.50
	2023	10	18.97 to 16.84	189	1.55 to 0.80	1.40	14.84 to 13.99
	2022	12	16.52 to 14.77	197	1.55 to 0.80	2.64	-21.43 to -22.02
	2021	12	21.02 to 18.94	256	1.55 to 0.80	2.29	-2.29 to -3.02
	2020	12	21.52 to 19.53	246	1.55 to 0.80	0.61	13.07 to 12.22

Blue Chip Growth Trust Series I(*)	2024	219	146.25 to 63.33	27,574	1.75 to 1.40	0.00	33.75 to 33.28
	2023	243	109.34 to 47.52	22,755	1.75 to 1.40	0.00	47.49 to 46.97
	2022	255	74.14 to 32.33	16,301	1.75 to 1.40	0.00	-38.95 to -39.16
	2021	269	121.43 to 53.14	28,130	1.75 to 1.40	0.00	15.24 to 14.84
	2020	290	105.37 to 46.28	26,684	1.75 to 1.40	0.00	32.43 to 31.97

Blue Chip Growth Trust Series II(*)	2024	174	82.94 to 66.98	15,349	1.90 to 1.00	0.00	34.00 to 32.79
	2023	204	62.46 to 49.99	13,462	1.90 to 1.00	0.00	47.77 to 46.46
	2022	241	42.65 to 33.83	10,775	1.90 to 1.00	0.00	-38.82 to -39.37
	2021	264	70.34 to 55.29	19,392	1.90 to 1.00	0.00	15.47 to 14.44
	2020	310	61.46 to 47.88	19,775	1.90 to 1.00	0.00	32.73 to 31.54

Capital Appreciation Trust Series I(*)	2024	224	63.58 to 58.42	14,060	1.75 to 1.40	0.00	28.98 to 28.52
	2023	249	49.29 to 45.45	12,140	1.75 to 1.40	0.00	50.73 to 50.21
	2022	275	32.70 to 30.26	8,939	1.75 to 1.40	0.00	-38.56 to -38.78
	2021	297	53.23 to 49.43	15,701	1.75 to 1.40	0.00	14.14 to 13.74
	2020	323	46.64 to 43.46	14,931	1.75 to 1.40	0.00	53.87 to 53.33

Capital Appreciation Trust Series II(*)	2024	108	87.32 to 73.80	9,863	1.85 to 1.00	0.00	29.23 to 28.13
	2023	128	68.15 to 57.10	9,112	1.85 to 1.00	0.00	51.00 to 49.73
	2022	145	45.51 to 37.82	6,843	1.85 to 1.00	0.00	-38.50 to -39.02
	2021	159	74.63 to 61.49	12,341	1.85 to 1.00	0.00	14.49 to 13.52
	2020	179	65.74 to 53.71	12,198	1.85 to 1.00	0.00	54.15 to 52.84

Capital Appreciation Value Trust Series II(*)	2024	406	41.22 to 39.82	16,734	1.90 to 1.00	0.64	11.02 to 10.02
	2023	455	37.46 to 35.87	17,026	1.90 to 1.00	1.56	16.84 to 15.80
	2022	487	32.35 to 30.70	15,685	1.90 to 1.00	0.74	-12.94 to -13.72
	2021	516	37.50 to 35.26	19,202	1.90 to 1.00	0.58	16.68 to 15.63
	2020	571	32.43 to 30.22	18,313	1.90 to 1.00	0.90	16.02 to 14.98

Core Bond Trust Series I(*)	2024	249	17.05 to 15.92	4,172	1.75 to 1.40	3.69	0.06 to -0.29
	2023	250	17.04 to 15.96	4,179	1.75 to 1.40	2.92	4.34 to 3.97
	2022	244	16.33 to 15.35	3,902	1.75 to 1.40	2.14	-14.87 to -15.17
	2021	262	19.18 to 18.10	4,941	1.75 to 1.40	1.77	-3.32 to -3.66
	2020	286	19.84 to 18.78	5,573	1.75 to 1.40	2.32	7.11 to 6.73

Core Bond Trust Series II(*)	2024	294	15.30 to 12.35	4,572	1.85 to 1.00	3.31	0.20 to -0.65
	2023	359	15.40 to 12.32	5,603	1.85 to 1.00	2.76	4.56 to 3.68
	2022	375	14.86 to 11.79	5,604	1.85 to 1.00	1.87	-14.67 to -15.39
	2021	451	17.56 to 13.81	7,941	1.85 to 1.00	1.59	-3.20 to -4.02
	2020	535	18.29 to 14.27	9,816	1.85 to 1.00	2.21	7.42 to 6.51

Disciplined Value Emerging Markets Value Trust Series II(*)	2024 (e)	217	13.06 to 12.29	2,751	1.85 to 1.00	3.76	-3.63 to -4.45
	2023	250	13.55 to 12.86	3,305	1.85 to 1.00	1.39	13.71 to 12.75
	2022	267	11.92 to 11.41	3,118	1.85 to 1.00	3.41	-12.75 to -13.48
	2021	289	13.66 to 13.18	3,871	1.85 to 1.00	2.18	9.98 to 9.05
	2020	292	12.42 to 12.09	3,583	1.85 to 1.00	2.09	2.33 to 1.46

Disciplined Value International Trust Series I(*)	2024	105	25.69 to 23.63	2,656	1.75 to 1.40	0.29	-1.78 to -2.13
	2023	120	26.16 to 24.15	3,086	1.75 to 1.40	1.71	18.30 to 17.89
	2022	140	22.11 to 20.48	3,075	1.75 to 1.40	3.51	-6.09 to -6.42
	2021	154	23.54 to 21.89	3,600	1.75 to 1.40	2.56	11.49 to 11.10
	2020	163	21.12 to 19.70	3,405	1.75 to 1.40	2.11	1.83 to 1.48

Disciplined Value International Trust Series II(*)	2024	163	25.50 to 19.06	4,403	1.85 to 1.00	0.13	-1.56 to -2.40
	2023	179	26.13 to 19.37	4,932	1.85 to 1.00	1.66	18.50 to 17.50
	2022	195	22.24 to 16.34	4,586	1.85 to 1.00	3.36	-5.93 to -6.72
	2021	217	23.84 to 17.37	5,459	1.85 to 1.00	2.36	11.74 to 10.79
	2020	235	21.52 to 15.55	5,298	1.85 to 1.00	1.91	2.04 to 1.17

63 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Equity Income Trust Series I(*)	2024	210	$96.40 to $ 50.46	$18,273	1.75 % to 1.40%	1.61%	10.11 % to 9.72%
	2023	240	87.55 to 45.99	18,808	1.75 to 1.40	1.86	7.87 to 7.50
	2022	266	81.16 to 42.78	19,463	1.75 to 1.40	1.76	-4.74 to -5.08
	2021	293	85.20 to 45.07	22,537	1.75 to 1.40	1.95	23.67 to 23.24
	2020	314	68.89 to 36.57	19,491	1.75 to 1.40	2.97	-0.39 to -0.74

Equity Income Trust Series II(*)	2024	294	40.16 to 33.88	12,443	1.90 to 1.00	1.43	10.24 to 9.25
	2023	358	36.76 to 30.73	13,932	1.90 to 1.00	1.71	8.17 to 7.21
	2022	413	34.29 to 28.41	15,002	1.90 to 1.00	1.53	-4.59 to -5.45
	2021	481	36.27 to 29.77	18,460	1.90 to 1.00	1.71	23.97 to 22.86
	2020	585	29.52 to 24.02	18,120	1.90 to 1.00	2.75	-0.26 to -1.15

Financial Industries Trust Series I(*)	2024	19	40.18 to 36.98	720	1.75 to 1.40	1.06	28.41 to 27.96
	2023	21	31.29 to 28.90	626	1.75 to 1.40	1.73	3.76 to 3.40
	2022	21	30.15 to 27.95	619	1.75 to 1.40	2.19	-14.87 to -15.16
	2021	25	35.42 to 32.94	865	1.75 to 1.40	0.86	27.90 to 27.45
	2020	25	27.69 to 25.85	678	1.75 to 1.40	1.37	0.75 to 0.39

Financial Industries Trust Series II(*)	2024	52	38.12 to 37.11	2,064	1.85 to 1.00	0.79	28.69 to 27.59
	2023	70	29.88 to 28.84	2,198	1.85 to 1.00	1.54	3.93 to 3.06
	2022	82	28.99 to 27.75	2,465	1.85 to 1.00	1.97	-14.69 to -15.41
	2021	93	34.27 to 32.52	3,314	1.85 to 1.00	0.84	28.09 to 27.01
	2020	96	26.99 to 25.39	2,654	1.85 to 1.00	1.16	0.97 to 0.11

Fundamental All Cap Core Trust Series II(*)	2024	61	84.15 to 38.15	5,432	1.85 to 1.00	0.00	22.68 to 21.64
	2023	77	69.18 to 31.10	5,690	1.85 to 1.00	0.19	33.76 to 32.63
	2022	86	52.16 to 23.25	4,750	1.85 to 1.00	0.01	-25.19 to -25.82
	2021	93	71.64 to 31.08	6,934	1.75 to 1.00	0.00	29.04 to 28.08
	2020	99	59.50 to 55.93	5,705	1.75 to 1.40	0.19	24.88 to 24.45

Fundamental Large Cap Value Trust Series I(*)	2024	389	54.08 to 35.49	22,321	1.75 to 1.00	0.31	15.81 to 14.94
	2023	439	47.05 to 30.65	21,825	1.75 to 1.00	1.00	22.23 to 21.32
	2022	475	38.79 to 25.08	19,620	1.75 to 1.00	1.06	-8.87 to -9.55
	2021	516	42.88 to 27.52	23,498	1.75 to 1.00	0.76	28.67 to 27.71
	2020	559	33.58 to 21.38	19,802	1.75 to 1.00	1.08	10.84 to 10.01

Fundamental Large Cap Value Trust Series II(*)	2024	404	51.82 to 31.04	20,925	1.85 to 1.00	0.14	15.57 to 14.58
	2023	483	45.22 to 26.86	21,733	1.85 to 1.00	0.82	22.00 to 20.97
	2022	546	37.38 to 22.02	20,230	1.85 to 1.00	0.86	-9.04 to -9.81
	2021	598	41.45 to 24.20	24,499	1.85 to 1.00	0.57	28.43 to 27.34
	2020	674	32.55 to 18.85	21,830	1.85 to 1.00	0.88	10.64 to 9.70

Global Equity Trust Series I(*)	2024	110	27.34 to 26.34	5,606	1.75 to 0.80	1.15	9.59 to 8.54
	2023	122	24.95 to 24.26	5,722	1.75 to 0.80	0.78	19.14 to 18.02
	2022	134	20.94 to 20.56	5,286	1.75 to 0.80	2.68	-15.51 to -16.31
	2021	141	24.78 to 24.57	6,607	1.75 to 0.80	0.00	20.34 to 19.20
	2020	152	20.61 to 20.60	5,975	1.75 to 0.80	1.28	5.74 to 4.74

Global Equity Trust Series II(*)	2024	120	28.29 to 19.40	3,560	1.90 to 1.00	0.98	9.17 to 8.19
	2023	137	26.15 to 17.77	3,744	1.90 to 1.00	0.60	18.62 to 17.57
	2022	152	22.25 to 14.98	3,555	1.90 to 1.00	2.43	-15.85 to -16.61
	2021	185	26.68 to 17.81	5,151	1.90 to 1.00	0.00	19.81 to 18.73
	2020	191	22.47 to 14.86	4,440	1.90 to 1.00	1.09	5.36 to 4.41

Health Sciences Trust Series I(*)	2024	27	107.59 to 99.03	2,801	1.75 to 1.40	0.00	0.35 to 0.00
	2023	31	107.22 to 99.04	3,181	1.75 to 1.40	0.00	2.81 to 2.45
	2022	32	104.29 to 96.67	3,224	1.75 to 1.40	0.00	-14.29 to -14.59
	2021	36	121.69 to 113.19	4,222	1.75 to 1.40	0.00	9.65 to 9.26
	2020	37	110.98 to 103.59	3,962	1.75 to 1.40	0.00	25.40 to 24.96

Health Sciences Trust Series II(*)	2024	54	101.60 to 47.05	5,315	1.90 to 1.00	0.00	0.60 to -0.31
	2023	64	101.92 to 46.77	6,434	1.90 to 1.00	0.00	2.98 to 2.06
	2022	73	99.85 to 45.42	7,209	1.90 to 1.00	0.00	-14.10 to -14.87
	2021	83	117.30 to 52.87	9,737	1.90 to 1.00	0.00	9.86 to 8.88
	2020	99	107.73 to 48.13	10,560	1.90 to 1.00	0.00	25.62 to 24.50

High Yield Trust Series I(*)	2024	40	26.62 to 18.05	1,096	1.75 to 0.80	7.11	8.07 to 7.04
	2023	42	24.86 to 16.70	1,068	1.75 to 0.80	2.61	12.15 to 11.09
	2022	44	22.38 to 14.89	1,014	1.75 to 0.80	5.88	-13.94 to -14.75
	2021	47	26.26 to 17.30	1,252	1.75 to 0.80	4.83	4.98 to 3.99
	2020	52	25.25 to 16.48	1,329	1.75 to 0.80	6.33	4.97 to 3.97

High Yield Trust Series II(*)	2024	100	29.77 to 18.26	2,758	1.85 to 1.00	6.48	7.62 to 6.71
	2023	113	27.90 to 16.96	2,919	1.85 to 1.00	2.28	11.58 to 10.64
	2022	117	25.22 to 15.20	2,761	1.85 to 1.00	5.33	-14.31 to -15.03
	2021	138	29.39 to 17.74	3,812	1.90 to 1.00	4.63	4.62 to 3.68
	2020	157	28.35 to 16.96	4,220	1.90 to 1.00	5.74	4.61 to 3.67

64 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

International Equity Index Series I(*)	2024	36	$19.22 to $ 18.42	$680	1.75 % to 1.40%	1.61%	3.44 % to 3.08%
	2023	34	18.58 to 17.87	635	1.75 to 1.40	2.39	13.76 to 13.37
	2022	35	16.33 to 15.76	575	1.75 to 1.40	2.80	-17.42 to -17.71
	2021	38	19.78 to 19.15	743	1.75 to 1.40	2.71	6.10 to 5.73
	2020	35	18.64 to 18.11	653	1.75 to 1.40	2.47	9.10 to 8.72

International Equity Index Series II(*)	2024	165	19.21 to 17.75	3,047	1.85 to 1.00	1.30	3.57 to 2.68
	2023	193	18.54 to 17.29	3,449	1.85 to 1.00	2.24	14.03 to 13.07
	2022	194	16.26 to 15.29	3,073	1.85 to 1.00	2.55	-17.22 to -17.92
	2021	218	19.65 to 18.63	4,183	1.85 to 1.00	2.35	6.26 to 5.36
	2020	227	18.49 to 17.68	4,123	1.85 to 1.00	2.28	9.37 to 8.45

International Equity Index Series NAV(*)	2024	50	15.65 to 14.45	752	1.85 to 1.40	1.65	3.43 to 2.96
	2023	57	15.13 to 14.04	829	1.85 to 1.40	2.45	13.82 to 13.31
	2022	65	13.29 to 12.39	834	1.85 to 1.40	2.89	-17.32 to -17.70
	2021	68	16.08 to 15.05	1,056	1.85 to 1.40	2.61	6.10 to 5.62
	2020	70	15.15 to 14.25	1,034	1.85 to 1.40	2.43	9.21 to 8.72

International Small Company Trust Series I(*)	2024	44	23.94 to 22.71	1,045	1.75 to 1.40	2.73	1.62 to 1.26
	2023	45	23.56 to 22.42	1,056	1.75 to 1.40	2.00	11.87 to 11.48
	2022	47	21.06 to 20.11	985	1.75 to 1.40	1.94	-19.31 to -19.59
	2021	51	26.10 to 25.01	1,346	1.75 to 1.40	1.25	12.14 to 11.75
	2020	55	23.27 to 22.38	1,290	1.75 to 1.40	2.07	6.86 to 6.48

International Small Company Trust Series II(*)	2024	70	22.06 to 21.70	1,601	1.85 to 1.00	2.41	1.78 to 0.91
	2023	89	21.68 to 21.50	1,997	1.85 to 1.00	1.74	12.21 to 11.26
	2022	100	19.33 to 19.32	2,020	1.85 to 1.00	1.67	-19.16 to -19.84
	2021	117	24.11 to 23.90	2,924	1.85 to 1.00	1.08	12.34 to 11.39
	2020	125	21.65 to 21.27	2,799	1.85 to 1.00	1.94	7.09 to 6.18

Investment Quality Bond Trust Series I(*)	2024	45	21.44 to 18.06	1,332	1.75 to 0.80	3.17	1.18 to 0.21
	2023	55	21.39 to 17.85	1,603	1.75 to 0.80	1.53	5.64 to 4.64
	2022	58	20.44 to 16.90	1,623	1.75 to 0.80	3.11	-15.55 to -16.35
	2021	62	24.44 to 20.01	2,064	1.75 to 0.80	1.99	-2.05 to -2.97
	2020	67	25.19 to 20.43	2,263	1.75 to 0.80	2.18	8.50 to 7.47

Investment Quality Bond Trust Series II(*)	2024	584	18.00 to 13.08	10,417	1.85 to 1.00	3.21	0.80 to -0.06
	2023	579	18.01 to 12.98	10,290	1.85 to 1.00	1.37	5.22 to 4.33
	2022	557	17.26 to 12.33	9,472	1.85 to 1.00	2.82	-15.90 to -16.61
	2021	650	20.70 to 14.67	13,283	1.85 to 1.00	1.81	-2.44 to -3.26
	2020	692	21.40 to 15.03	14,682	1.85 to 1.00	2.15	8.07 to 7.15

Lifestyle Balanced Portfolio Series I(*)	2024	295	21.20 to 19.08	5,882	1.75 to 0.80	2.37	7.65 to 6.62
	2023	320	19.69 to 17.89	5,965	1.75 to 0.80	2.29	12.84 to 11.78
	2022	338	17.45 to 16.01	5,608	1.75 to 0.80	2.46	-16.12 to -16.91
	2021	370	20.80 to 19.27	7,361	1.75 to 0.80	2.48	8.57 to 7.54
	2020	410	19.16 to 17.92	7,564	1.75 to 0.80	2.46	11.79 to 10.73

Lifestyle Balanced Portfolio Series II(*)	2024	11,709	21.80 to 20.89	235,719	2.00 to 0.35	2.15	7.99 to 6.21
	2023	13,148	20.19 to 19.67	247,639	2.00 to 0.35	2.03	13.10 to 11.26
	2022	14,554	17.85 to 17.68	245,069	2.00 to 0.35	2.27	-15.89 to -17.27
	2021	15,915	21.37 to 21.22	321,979	2.00 to 0.35	2.32	8.83 to 7.05
	2020	16,901	19.97 to 19.50	317,208	2.00 to 0.35	2.33	12.07 to 10.23

Lifestyle Conservative Portfolio Series I(*)	2024	120	16.57 to 14.92	1,840	1.75 to 0.80	2.96	3.59 to 2.60
	2023	134	16.00 to 14.54	1,993	1.75 to 0.80	2.77	8.25 to 7.23
	2022	141	14.78 to 13.56	1,982	1.75 to 0.80	2.75	-15.30 to -16.10
	2021	153	17.45 to 16.16	2,558	1.75 to 0.80	3.05	2.14 to 1.18
	2020	149	17.08 to 15.97	2,463	1.75 to 0.80	2.80	9.86 to 8.82

Lifestyle Conservative Portfolio Series II(*)	2024	2,378	17.03 to 15.20	36,637	2.00 to 0.35	2.79	3.85 to 2.13
	2023	2,710	16.40 to 14.89	40,659	2.00 to 0.35	2.48	8.52 to 6.75
	2022	3,042	15.11 to 13.95	42,568	2.00 to 0.35	2.55	-15.01 to -16.40
	2021	3,298	17.78 to 16.68	54,913	2.00 to 0.35	2.58	2.32 to 0.65
	2020	3,650	17.38 to 16.57	60,087	2.00 to 0.35	2.60	10.14 to 8.33

Lifestyle Growth Portfolio Series I(*)	2024	415	24.83 to 22.35	9,675	1.75 to 0.80	2.06	10.42 to 9.37
	2023	466	22.49 to 20.44	9,893	1.75 to 0.80	1.98	16.07 to 14.97
	2022	497	19.38 to 17.78	9,132	1.75 to 0.80	2.37	-16.75 to -17.54
	2021	530	23.28 to 21.56	11,775	1.75 to 0.80	2.36	13.16 to 12.09
	2020	521	20.57 to 19.23	10,301	1.75 to 0.80	2.45	12.67 to 11.60

Lifestyle Growth Portfolio Series II(*)	2024	22,084	25.62 to 25.54	525,631	2.00 to 0.35	1.86	10.77 to 8.95
	2023	24,961	23.51 to 23.05	541,353	2.00 to 0.35	1.74	16.26 to 14.36
	2022	27,200	20.56 to 19.83	513,128	2.00 to 0.35	2.13	-16.53 to -17.90
	2021	29,673	25.04 to 23.76	678,568	2.00 to 0.35	2.10	13.44 to 11.59
	2020	31,622	22.44 to 20.94	643,824	2.00 to 0.35	2.22	12.97 to 11.12

65 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Growth Portfolio Series NAV(*)	2024	6	$ 19.05 to $ 19.05	$ 122	1.20 % to 1.20%	2.19%	10.04 % to 10.04%
	2023	7	17.31 to 17.31	116	1.20 to 1.20	2.05	15.58 to 15.58
	2022	7	14.98 to 14.98	105	1.20 to 1.20	2.44	-16.99 to -16.99
	2021	7	18.05 to 18.05	133	1.20 to 1.20	2.39	12.77 to 12.77
	2020	8	16.00 to 15.80	123	1.60 to 1.20	1.34	12.28 to 11.83

Lifestyle Moderate Portfolio Series I(*)	2024	93	19.52 to 17.57	1,690	1.75 to 0.80	2.54	6.28 to 5.27
	2023	115	18.37 to 16.69	1,984	1.75 to 0.80	2.43	11.26 to 10.21
	2022	124	16.51 to 15.15	1,934	1.75 to 0.80	2.62	-15.86 to -16.65
	2021	135	19.62 to 18.17	2,532	1.75 to 0.80	2.67	6.39 to 5.39
	2020	140	18.44 to 17.24	2,474	1.75 to 0.80	2.55	11.20 to 10.14

Lifestyle Moderate Portfolio Series II(*)	2024	3,594	20.08 to 18.94	66,015	2.00 to 0.35	2.43	6.54 to 4.78
	2023	4,094	18.85 to 18.08	71,295	2.00 to 0.35	2.17	11.52 to 9.70
	2022	4,523	16.90 to 16.48	71,445	2.00 to 0.35	2.29	-15.63 to -17.01
	2021	5,166	20.03 to 19.86	98,041	2.00 to 0.35	2.42	6.65 to 4.91
	2020	5,526	18.93 to 18.78	99,410	2.00 to 0.35	2.38	11.48 to 9.65

Managed Volatility Balanced Portfolio Series I(*)	2024	130	25.44 to 23.48	3,935	1.75 to 0.80	2.34	8.48 to 7.44
	2023	169	23.68 to 21.65	4,698	1.75 to 0.80	2.38	11.10 to 10.06
	2022	180	21.52 to 19.48	4,519	1.75 to 0.80	2.43	-15.75 to -16.55
	2021	198	25.78 to 23.13	5,948	1.75 to 0.80	2.45	8.89 to 7.86
	2020	222	23.90 to 21.24	6,230	1.75 to 0.80	2.39	1.00 to 0.04

Managed Volatility Balanced Portfolio Series II(*)	2024	4,657	26.19 to 23.47	113,993	1.90 to 0.35	2.26	8.75 to 7.06
	2023	5,306	24.46 to 21.58	120,217	1.90 to 0.35	2.10	11.40 to 9.69
	2022	6,036	22.30 to 19.37	124,655	1.90 to 0.35	2.23	-15.51 to -16.81
	2021	6,676	26.81 to 22.93	165,504	1.90 to 0.35	2.26	9.16 to 7.48
	2020	7,556	24.94 to 21.01	172,334	1.90 to 0.35	2.24	1.20 to -0.37

Managed Volatility Conservative Portfolio Series I(*)	2024	20	21.87 to 19.00	532	1.75 to 0.80	3.12	2.77 to 1.79
	2023	28	21.48 to 18.49	754	1.75 to 0.80	2.93	4.63 to 3.64
	2022	32	20.73 to 17.67	849	1.75 to 0.80	2.55	-15.48 to -16.28
	2021	38	24.76 to 20.91	1,210	1.75 to 0.80	2.99	2.65 to 1.68
	2020	45	24.35 to 20.37	1,395	1.75 to 0.80	2.70	2.57 to 1.60

Managed Volatility Conservative Portfolio Series II(*)	2024	1,102	19.47 to 19.35	20,017	1.90 to 0.35	2.87	3.07 to 1.47
	2023	1,323	19.07 to 18.89	23,484	1.90 to 0.35	2.70	4.84 to 3.23
	2022	1,490	18.47 to 18.02	25,635	1.90 to 0.35	2.49	-15.23 to -16.53
	2021	1,663	22.13 to 21.26	34,213	1.90 to 0.35	2.75	2.95 to 1.36
	2020	1,910	21.83 to 20.65	38,661	1.90 to 0.35	2.70	2.77 to 1.19

Managed Volatility Growth Portfolio Series I(*)	2024	109	24.59 to 24.34	3,380	1.75 to 0.80	2.08	11.05 to 9.99
	2023	113	22.36 to 21.91	3,183	1.75 to 0.80	1.99	12.78 to 11.72
	2022	122	20.01 to 19.43	3,001	1.75 to 0.80	2.30	-15.54 to -16.33
	2021	133	23.92 to 23.00	3,850	1.75 to 0.80	2.21	11.92 to 10.87
	2020	135	21.58 to 20.55	3,544	1.75 to 0.80	2.06	-2.21 to -3.13

Managed Volatility Growth Portfolio Series II(*)	2024	5,292	24.16 to 19.55	138,999	2.00 to 0.35	1.79	11.30 to 9.47
	2023	6,078	21.71 to 17.86	144,896	2.00 to 0.35	1.73	13.15 to 11.30
	2022	6,894	19.19 to 16.05	146,707	2.00 to 0.35	2.06	-15.32 to -16.71
	2021	7,440	22.66 to 19.26	189,439	2.00 to 0.35	1.96	12.18 to 10.35
	2020	8,217	20.20 to 17.46	187,777	2.00 to 0.35	1.90	-1.95 to -3.56

Managed Volatility Moderate Portfolio Series I(*)	2024	37	25.77 to 23.50	1,289	1.75 to 0.80	2.20	7.30 to 6.27
	2023	56	24.25 to 21.90	1,771	1.75 to 0.80	2.56	9.77 to 8.73
	2022	74	22.30 to 19.95	2,034	1.75 to 0.80	2.57	-15.55 to -16.35
	2021	78	26.66 to 23.63	2,589	1.75 to 0.80	2.68	7.04 to 6.02
	2020	85	25.14 to 22.07	2,625	1.75 to 0.80	2.68	2.49 to 1.52

Managed Volatility Moderate Portfolio Series II(*)	2024	1,766	24.66 to 23.77	40,009	1.90 to 0.35	2.48	7.44 to 5.77
	2023	2,051	23.32 to 22.13	43,629	1.90 to 0.35	2.28	10.16 to 8.47
	2022	2,337	21.50 to 20.09	45,764	1.90 to 0.35	2.33	-15.39 to -16.69
	2021	2,656	25.81 to 23.74	61,983	1.90 to 0.35	2.47	7.38 to 5.73
	2020	3,016	24.41 to 22.11	66,826	1.90 to 0.35	2.46	2.69 to 1.11

Mid Cap Growth Trust Series I(*)	2024	99	65.80 to 53.24	6,693	1.75 to 0.80	0.00	24.14 to 22.96
	2023	109	53.52 to 42.88	6,001	1.75 to 0.80	0.00	17.76 to 16.66
	2022	118	45.88 to 36.42	5,523	1.75 to 0.80	0.00	-35.16 to -35.78
	2021	127	71.43 to 56.16	9,210	1.75 to 0.80	0.00	2.71 to 1.74
	2020	133	70.21 to 54.68	9,467	1.75 to 0.80	0.00	64.07 to 62.52

Mid Cap Growth Trust Series II(*)	2024	94	75.59 to 48.04	7,339	1.90 to 1.00	0.00	23.49 to 22.37
	2023	135	61.77 to 38.90	8,744	1.90 to 1.00	0.00	17.45 to 16.40
	2022	157	53.06 to 33.12	8,748	1.90 to 1.00	0.00	-35.42 to -36.00
	2021	162	82.91 to 51.28	14,000	1.90 to 1.00	0.00	2.27 to 1.36
	2020	179	81.80 to 50.14	15,173	1.90 to 1.00	0.00	63.37 to 61.91

66 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Mid Cap Index Trust Series I(*)	2024	56	$ 65.82 to $ 58.61	$ 3,933	1.75 % to 0.80%	1.01%	12.45 % to 11.38%
	2023	66	59.10 to 52.12	4,159	1.75 to 0.80	1.07	15.09 to 14.00
	2022	75	51.84 to 45.29	4,151	1.75 to 0.80	1.11	-14.12 to -14.93
	2021	78	60.94 to 52.74	5,066	1.75 to 0.80	0.88	23.22 to 22.06
	2020	85	49.93 to 42.80	4,507	1.75 to 0.80	1.56	12.31 to 11.25

Mid Cap Index Trust Series II(*)	2024	133	57.83 to 38.69	7,973	1.85 to 1.00	0.87	12.00 to 11.04
	2023	152	52.08 to 34.55	8,151	1.85 to 1.00	0.88	14.58 to 13.61
	2022	168	45.84 to 30.15	7,977	1.85 to 1.00	0.90	-14.44 to -15.17
	2021	191	54.03 to 35.24	10,557	1.85 to 1.00	0.66	22.72 to 21.69
	2020	218	44.40 to 28.72	9,841	1.85 to 1.00	1.40	11.85 to 10.90

Mid Value Trust Series I(*)	2024	25	60.19 to 56.19	1,489	1.75 to 1.40	0.34	14.62 to 14.21
	2023	30	52.52 to 49.20	1,534	1.75 to 1.40	1.12	16.87 to 16.47
	2022	32	44.94 to 42.24	1,408	1.75 to 1.40	0.84	-5.64 to -5.96
	2021	38	47.62 to 44.92	1,769	1.75 to 1.40	0.95	22.61 to 22.18
	2020	40	38.84 to 36.76	1,556	1.75 to 1.40	1.64	8.07 to 7.69

Mid Value Trust Series II(*)	2024	127	53.42 to 25.40	7,199	1.85 to 1.35	0.18	14.57 to 14.00
	2023	142	46.86 to 22.17	7,031	1.85 to 1.35	0.94	16.66 to 16.08
	2022	161	40.37 to 19.00	6,859	1.85 to 1.35	0.71	-5.80 to -6.27
	2021	160	43.06 to 20.17	7,234	1.85 to 1.35	0.79	22.43 to 21.82
	2020	173	35.35 to 16.47	6,389	1.85 to 1.35	1.46	7.91 to 7.37

Money Market Trust Series I(*)	2024	81	12.50 to 11.83	1,265	1.75 to 1.00	4.88	3.93 to 3.15
	2023	94	12.03 to 11.47	1,388	1.75 to 1.00	4.65	3.73 to 2.95
	2022	99	11.59 to 11.14	1,438	1.75 to 1.00	1.30	0.28 to -0.46
	2021	104	11.56 to 11.19	1,500	1.75 to 1.00	0.00	-0.99 to -1.73
	2020	109	11.68 to 11.39	1,598	1.75 to 1.00	0.32	-0.69 to -1.44

Money Market Trust Series II(*)	2024	368	12.73 to 10.88	4,340	1.85 to 1.00	4.68	3.72 to 2.84
	2023	437	12.27 to 10.58	4,975	1.85 to 1.00	4.44	3.52 to 2.65
	2022	530	11.85 to 10.30	5,856	1.85 to 1.00	1.02	0.07 to -0.77
	2021	607	11.84 to 10.38	6,724	1.85 to 1.00	0.00	-0.99 to -1.83
	2020	717	11.96 to 10.58	8,081	1.85 to 1.00	0.25	-0.76 to -1.60

Money Market Trust Series NAV(*)	2024	24	12.94 to 12.55	302	1.75 to 1.40	4.92	3.56 to 3.20
	2023	26	12.49 to 12.16	323	1.75 to 1.40	4.70	3.37 to 3.01
	2022	31	12.08 to 11.80	367	1.75 to 1.40	1.24	-0.06 to -0.41
	2021	44	12.09 to 11.85	530	1.75 to 1.40	0.00	-1.39 to -1.73
	2020	47	12.26 to 12.06	574	1.75 to 1.40	0.35	-1.07 to -1.42

Opportunistic Fixed Income Trust Series I(*)	2024	27	38.61 to 23.21	1,009	1.75 to 1.40	3.16	-1.71 to -2.06
	2023	30	39.29 to 23.70	1,135	1.75 to 1.40	2.44	6.73 to 6.36
	2022	29	36.81 to 22.28	1,022	1.75 to 1.40	2.68	-12.35 to -12.66
	2021	31	42.00 to 25.51	1,251	1.75 to 1.40	2.70	-3.38 to -3.72
	2020	35	43.47 to 26.50	1,446	1.75 to 1.40	3.96	12.21 to 11.81

Opportunistic Fixed Income Trust Series II(*)	2024	214	20.48 to 12.51	4,165	1.90 to 1.00	3.07	-1.40 to -2.30
	2023	236	20.96 to 12.69	4,679	1.90 to 1.00	2.47	6.90 to 5.94
	2022	253	19.78 to 11.87	4,763	1.90 to 1.00	2.44	-12.15 to -12.93
	2021	285	22.72 to 13.51	6,160	1.90 to 1.00	2.61	-3.23 to -4.10
	2020	285	23.69 to 13.96	6,430	1.90 to 1.00	3.67	12.50 to 11.49

Real Estate Securities Trust Series I(*)	2024	13	77.90 to 70.25	996	1.75 to 1.40	1.94	9.16 to 8.77
	2023	18	71.36 to 64.58	1,219	1.75 to 1.40	2.09	11.45 to 11.06
	2022	19	64.03 to 58.15	1,215	1.75 to 1.40	1.08	-29.50 to -29.75
	2021	20	90.83 to 82.78	1,775	1.75 to 1.40	1.48	44.75 to 44.24
	2020	21	62.75 to 57.39	1,302	1.75 to 1.40	1.87	-6.96 to -7.28

Real Estate Securities Trust Series II(*)	2024	57	56.00 to 26.39	3,130	1.85 to 1.00	1.93	9.39 to 8.45
	2023	64	51.64 to 24.13	3,219	1.85 to 1.00	1.92	11.68 to 10.74
	2022	71	46.63 to 21.61	3,255	1.85 to 1.00	0.81	-29.35 to -29.95
	2021	96	66.57 to 30.58	6,259	1.85 to 1.00	1.24	45.01 to 43.78
	2020	112	46.30 to 21.09	5,048	1.85 to 1.00	1.81	-6.74 to -7.53

Science & Technology Trust Series I(*)	2024	117	118.31 to 39.05	10,683	1.75 to 1.40	0.00	35.97 to 35.49
	2023	130	87.01 to 28.82	8,932	1.75 to 1.40	0.00	52.54 to 52.01
	2022	135	57.04 to 18.96	6,114	1.75 to 1.40	0.00	-36.57 to -36.79
	2021	138	89.93 to 29.99	9,875	1.75 to 1.40	0.00	7.02 to 6.65
	2020	160	84.03 to 28.12	10,544	1.75 to 1.40	0.00	55.26 to 54.72

Science & Technology Trust Series II(*)	2024	99	113.16 to 93.84	11,717	1.90 to 1.00	0.00	36.20 to 34.97
	2023	111	83.84 to 68.90	9,645	1.90 to 1.00	0.00	52.84 to 51.47
	2022	121	55.35 to 45.08	6,901	1.90 to 1.00	0.00	-36.40 to -36.97
	2021	141	87.81 to 70.88	12,813	1.90 to 1.00	0.00	7.23 to 6.27
	2020	140	82.63 to 66.10	11,798	1.90 to 1.00	0.00	55.59 to 54.19

67 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Select Bond Trust Series I(*)	2024	28	$ 14.56 to $ 13.19	$ 396	1.55 % to 0.80%	3.51%	1.01 % to 0.25%
	2023	29	14.42 to 13.16	412	1.55 to 0.80	3.18	5.25 to 4.47
	2022	33	13.70 to 12.60	443	1.55 to 0.80	2.90	-14.88 to -15.52
	2021	36	16.09 to 14.91	571	1.55 to 0.80	2.84	-1.98 to -2.72
	2020	34	16.42 to 15.33	548	1.55 to 0.80	2.47	8.21 to 7.40

Select Bond Trust Series II(*)	2024	3,472	13.02 to 11.64	44,174	2.00 to 1.00	3.34	0.54 to -0.46
	2023	3,618	12.95 to 11.70	46,081	2.00 to 1.00	3.04	4.83 to 3.79
	2022	3,710	12.35 to 11.27	45,406	2.00 to 1.00	2.74	-15.23 to -16.07
	2021	3,830	14.57 to 13.43	55,384	2.00 to 1.00	2.59	-2.37 to -3.35
	2020	3,867	14.93 to 13.89	57,592	2.00 to 1.00	2.85	7.77 to 6.70

Short Term Government Income Trust Series I(*)	2024	161	11.67 to 11.09	1,848	1.75 to 1.40	0.83	1.22 to 0.87
	2023	158	11.53 to 10.99	1,788	1.75 to 1.40	1.59	2.47 to 2.12
	2022	169	11.25 to 10.76	1,883	1.75 to 1.40	1.45	-7.78 to -8.10
	2021	176	12.20 to 11.71	2,114	1.75 to 1.40	1.70	-2.96 to -3.29
	2020	189	12.57 to 12.11	2,348	1.75 to 1.40	1.72	2.15 to 1.79

Short Term Government Income Trust Series II(*)	2024	165	11.68 to 10.60	1,804	1.85 to 1.00	0.64	1.45 to 0.59
	2023	202	11.51 to 10.54	2,191	1.85 to 1.00	1.33	2.60 to 1.74
	2022	244	11.22 to 10.36	2,607	1.85 to 1.00	1.23	-7.60 to -8.38
	2021	359	12.15 to 11.31	4,168	1.85 to 1.00	1.42	-2.76 to -3.58
	2020	406	12.49 to 11.73	4,908	1.85 to 1.00	1.67	2.36 to 1.49

Small Cap Index Trust Series I(*)	2024	5	47.12 to 44.61	242	1.75 to 1.40	0.49	9.29 to 8.90
	2023	6	43.11 to 40.97	254	1.75 to 1.40	1.24	14.88 to 14.48
	2022	6	37.53 to 35.78	218	1.75 to 1.40	1.01	-21.75 to -22.03
	2021	6	47.96 to 45.89	274	1.75 to 1.40	0.60	12.90 to 12.50
	2020	5	42.48 to 40.79	228	1.75 to 1.40	1.37	17.63 to 17.21

Small Cap Index Trust Series II(*)	2024	104	43.02 to 22.43	4,810	1.85 to 1.00	0.28	9.49 to 8.56
	2023	114	39.63 to 20.49	4,831	1.85 to 1.00	1.03	15.07 to 14.10
	2022	117	34.73 to 17.80	4,298	1.85 to 1.00	0.79	-21.60 to -22.26
	2021	130	44.68 to 22.71	6,132	1.85 to 1.00	0.38	13.11 to 12.16
	2020	134	43.32 to 39.83	5,655	1.85 to 1.40	1.23	17.39 to 16.87

Small Cap Opportunities Trust Series I(*)	2024	41	65.60 to 60.81	2,691	1.75 to 1.40	0.54	7.06 to 6.68
	2023	45	61.28 to 57.00	2,741	1.75 to 1.40	0.40	16.41 to 16.01
	2022	46	52.64 to 49.13	2,412	1.75 to 1.40	0.50	-11.31 to -11.62
	2021	49	59.35 to 55.60	2,885	1.75 to 1.40	0.48	29.28 to 28.82
	2020	51	45.91 to 43.16	2,339	1.75 to 1.40	0.71	8.35 to 7.97

Small Cap Opportunities Trust Series II(*)	2024	81	57.21 to 36.18	4,967	1.85 to 1.00	0.36	7.29 to 6.37
	2023	105	53.79 to 33.72	6,022	1.85 to 1.00	0.22	16.66 to 15.67
	2022	116	46.50 to 28.90	5,767	1.85 to 1.00	0.31	-11.14 to -11.89
	2021	123	52.77 to 32.53	6,871	1.85 to 1.00	0.31	29.55 to 28.45
	2020	131	41.08 to 25.11	5,697	1.85 to 1.00	0.54	8.56 to 7.64

Small Cap Stock Trust Series II(*)	2024	34	48.18 to 36.60	1,677	1.90 to 1.00	0.00	10.17 to 9.18
	2023	37	44.13 to 33.22	1,671	1.90 to 1.00	0.00	14.74 to 13.71
	2022	56	38.80 to 28.96	2,178	1.90 to 1.00	0.00	-31.94 to -32.55
	2021	61	57.53 to 42.54	3,494	1.90 to 1.00	0.00	0.05 to -0.85
	2020	70	58.02 to 42.52	4,002	1.90 to 1.00	0.00	49.72 to 48.38

Small Cap Value Trust Series II(*)	2024	48	39.59 to 28.27	1,922	1.85 to 1.00	0.54	4.68 to 3.78
	2023	54	38.15 to 27.01	2,078	1.85 to 1.00	0.21	12.72 to 11.76
	2022	56	34.13 to 23.96	1,945	1.85 to 1.00	0.66	-11.38 to -12.12
	2021	61	38.84 to 27.04	2,407	1.85 to 1.00	0.33	24.72 to 23.66
	2020	69	31.41 to 21.68	2,185	1.85 to 1.00	0.85	-7.88 to -8.66

Small Company Value Trust Series I(*)	2024	28	64.70 to 63.88	1,793	1.75 to 1.40	0.54	8.65 to 8.27
	2023	31	59.55 to 59.00	1,848	1.75 to 1.40	0.27	11.91 to 11.52
	2022	33	53.21 to 52.91	1,764	1.75 to 1.40	0.00	-19.86 to -20.14
	2021	37	66.40 to 66.25	2,454	1.75 to 1.40	0.31	21.00 to 20.57
	2020	40	54.95 to 54.88	2,196	1.75 to 1.40	0.29	7.72 to 7.34

Small Company Value Trust Series II(*)	2024	85	47.26 to 30.59	4,368	1.85 to 1.00	0.41	8.78 to 7.85
	2023	99	43.82 to 28.13	4,715	1.85 to 1.00	0.09	12.25 to 11.31
	2022	111	39.37 to 25.06	4,741	1.85 to 1.00	0.00	-19.75 to -20.43
	2021	131	49.48 to 31.22	7,007	1.85 to 1.00	0.13	21.29 to 20.27
	2020	154	41.14 to 25.74	6,772	1.85 to 1.00	0.11	7.98 to 7.07

Strategic Income Opportunities Trust Series I(*)	2024	66	24.63 to 22.91	1,629	1.75 to 1.40	2.65	1.66 to 1.30
	2023	75	24.23 to 22.62	1,809	1.75 to 1.40	3.42	5.88 to 5.51
	2022	80	22.88 to 21.44	1,840	1.75 to 1.40	3.44	-11.31 to -11.62
	2021	86	25.80 to 24.25	2,243	1.75 to 1.40	3.34	-0.50 to -0.85
	2020	95	25.93 to 24.46	2,455	1.75 to 1.40	1.63	7.08 to 6.71

68 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Strategic Income Opportunities Trust Series II(*)	2024	142	$ 21.82 to $ 15.38	$ 3,267	1.85 % to 1.00%	2.53%	1.88 % to 1.01%
	2023	148	21.61 to 15.10	3,363	1.85 to 1.00	3.22	6.17 to 5.27
	2022	158	20.52 to 14.22	3,432	1.85 to 1.00	3.12	-11.19 to -11.94
	2021	182	23.31 to 16.01	4,487	1.85 to 1.00	3.07	-0.30 to -1.15
	2020	192	23.58 to 16.06	4,765	1.85 to 1.00	1.39	7.28 to 6.37

Total Bond Market Series Trust NAV(*)	2024	39	13.08 to 11.93	503	1.55 to 0.80	2.97	0.33 to -0.43
	2023	40	13.03 to 11.99	519	1.55 to 0.80	2.72	4.45 to 3.67
	2022	44	12.48 to 11.56	546	1.55 to 0.80	2.58	-14.05 to -14.69
	2021	49	14.52 to 13.55	701	1.55 to 0.80	2.34	-2.64 to -3.37
	2020	46	14.91 to 14.02	671	1.55 to 0.80	1.91	6.53 to 5.73

Total Bond Market Trust Series II(*)	2024	442	12.33 to 11.09	5,156	1.90 to 1.00	2.83	-0.21 to -1.11
	2023	480	12.35 to 11.21	5,632	1.90 to 1.00	2.57	3.98 to 3.05
	2022	430	11.88 to 10.88	4,889	1.90 to 1.00	2.57	-14.44 to -15.20
	2021	444	13.88 to 12.83	5,935	1.90 to 1.00	2.41	-3.07 to -3.94
	2020	358	14.32 to 13.35	4,927	1.90 to 1.00	2.16	6.04 to 5.09

Total Stock Market Index Trust Series I(*)	2024	82	52.02 to 49.17	4,196	1.75 to 1.40	0.48	21.75 to 21.32
	2023	88	42.72 to 40.53	3,731	1.75 to 1.40	1.05	23.79 to 23.36
	2022	97	34.51 to 32.86	3,353	1.75 to 1.40	1.06	-21.51 to -21.79
	2021	102	43.97 to 42.01	4,461	1.75 to 1.40	1.07	22.72 to 22.29
	2020	110	35.83 to 34.35	3,914	1.75 to 1.40	1.71	19.75 to 19.33

Total Stock Market Index Trust Series II(*)	2024	109	60.87 to 31.92	6,948	1.85 to 1.35	0.32	21.56 to 20.95
	2023	119	50.33 to 26.26	6,269	1.85 to 1.35	0.89	23.58 to 22.96
	2022	125	40.93 to 21.25	5,370	1.85 to 1.35	0.86	-21.61 to -22.00
	2021	133	52.47 to 27.11	7,275	1.85 to 1.35	0.90	22.53 to 21.92
	2020	141	43.04 to 22.12	6,301	1.85 to 1.35	1.58	19.56 to 18.96

Ultra Short Term Bond Trust Series II(*)	2024	1,156	12.57 to 10.84	13,175	2.00 to 1.00	1.38	3.73 to 2.69
	2023	1,469	12.12 to 10.55	16,320	2.00 to 1.00	2.53	3.37 to 2.35
	2022	1,784	11.73 to 10.31	19,266	2.00 to 1.00	1.40	-2.03 to -3.00
	2021	1,440	11.97 to 10.63	15,993	2.00 to 1.00	1.58	-1.65 to -2.63
	2020	1,924	12.75 to 10.92	21,857	2.00 to 0.35	1.97	0.92 to -0.73

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account”. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of un its. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series II.

69 of 70

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

10. Operating Segments

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Head of US Insurance. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

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